PROSPECTUS FEBRUARY 28, 2000
Revised June 1, 2000


                      Chase Vista
                      Equity Funds

                      CLASS A, CLASS B AND CLASS C SHARES

BALANCED FUND

EQUITY INCOME FUND

LARGE CAP EQUITY FUND

GROWTH AND INCOME FUND

CORE EQUITY FUND

FOCUS FUND

EQUITY GROWTH FUND

CAPITAL GROWTH FUND

SMALL CAP EQUITY FUND

SMALL CAP OPPORTUNITIES FUND

INTERNATIONAL EQUITY FUND

EUROPEAN FUND

JAPAN FUND

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                                     [LOGO]
                             CHASE VISTA FUNDS[SM]


                                                                     PSEQ-1-600X


 BALANCED FUND                                1
 EQUITY INCOME FUND                           9
 LARGE CAP EQUITY FUND                       14
 GROWTH AND INCOME FUND                      19
 CORE EQUITY FUND                            25
 FOCUS FUND                                  30
 EQUITY GROWTH FUND                          35
 CAPITAL GROWTH FUND                         41
 SMALL CAP EQUITY FUND                       48
 SMALL CAP OPPORTUNITIES FUND                54
 INTERNATIONAL EQUITY FUND                   60
 EUROPEAN FUND                               66
 JAPAN FUND                                  72
 THE FUNDS' INVESTMENT ADVISER               79
 HOW YOUR ACCOUNT WORKS                      82
 ABOUT SALES CHARGES                         82
 BUYING FUND SHARES                          84
 SELLING FUND SHARES                         86
 EXCHANGING FUND SHARES                      86
 OTHER INFORMATION CONCERNING THE FUNDS      87
 DISTRIBUTIONS AND TAXES                     88
 SHAREHOLDER SERVICES                        90
 WHAT THE TERMS MEAN                         91
 FINANCIAL HIGHLIGHTS OF THE FUNDS           92
 HOW TO REACH US                     Back cover

CHASE VISTA BALANCED FUND

The Fund's objective

The Fund seeks to maximize total return through long-term capital growth and earning current income.

The Fund's main investment strategy


The Fund seeks a balance of current income and growth by using an active equity management style that focuses on strong earnings momentum and profitability within a universe of large capitalization stocks combined with an active fixed income management style that focuses primarily on domestic fixed income securities.

Under normal market conditions, the Fund invests 35% to 70% of its total assets in equity securities and at least 25% of its total assets in investment grade debt securities. Most of the Fund's equity securities are in well known, established companies with market capitalizations equal to those within the universe of S&P 500 Index stocks at the time of purchase and which are traded on established securities markets or over-the-counter. Market capitalization is the total market value of a company's shares. Equity securities include common stocks, preferred stocks and securities that are convertible into common stocks, and warrants to buy common stocks.

The Fund's debt securities include non-convertible corporate debt, and U.S. Government debt securities. The Fund invests in corporate debt securities that are rated Baa or higher by Moody's Investors Service, Inc., BBB or higher by Standard & Poor's Corporation, or the equivalent rating by another national rating organization. It may also invest in unrated securities of comparable quality. There is no restriction on the maturity of the Fund's debt portfolio or on any individual security in the portfolio. The average maturity, or time until debt investments come due, will vary as market conditions change.

The Fund's advisers may change the balance between equity and fixed income investments to suit market conditions.

The Fund will focus on companies with strong earnings growth and high profitability levels. The Fund will also examine industry and company specific characteristics. The Fund's equity portion will emphasize growth sectors of the economy.

In selecting equity securities the Fund will invest primarily in companies with one or more of the following characteristics:

o a projected rate of earnings growth that's equal to or greater than the equity markets

o a return on assets and equity that's equal to or greater than the equity markets

o  above-average price/earnings ratios

o  below-average dividend yield

o  above-average market volatility

In determining whether to sell a stock, the advisers will use the same type of analysis that they use in buying stocks in order to determine whether the stock is still an attractive investment opportunity.

The Fund seeks current income by normally investing at least 25% of its total assets in U.S. Government securities

CHASE VISTA BALANCED FUND


and other fixed income securities including mortgage backed securities. The Fund invests in fixed income securities only if they are rated as investment grade or the adviser considers them to be comparable to investment grade.

When making investment decisions with respect to the Fund's debt securities, the Fund's advisers consider many factors in addition to current yield, including preservation of capital, maturity and yield to maturity. The Fund's advisers will adjust the Fund's investments in certain types of securities based on their analysis of changing economic conditions and trends. The Fund's advisers may sell one security and buy another security of comparable quality and maturity in order to take advantage of what they believe to be short-term differences in market rates or yields.

In determining whether to sell a debt security, the advisers will use the same type of analysis that they use in buying debt securities in order to determine whether the debt security is still an attractive investment opportunity.

The Fund may invest up to 20% of its total assets in foreign securities. These investments may take the form of depositary receipts. It may also invest in convertible securities, which generally pay interest or dividends and which can be converted into common or preferred stock.


The Fund's equity holdings may also include real estate investment trusts (REITs), which are pools of investments primarily in income-producing real estate or loans related to real estate.

[BEGIN SIDEBAR]

FREQUENCY OF TRADING

The Fund may trade securities actively, which could increase transaction costs (and lower performance) and increase your taxable dividends.

[END SIDEBAR]

The Fund may invest in mortgage-related securities issued by governmental entities and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may enter into "dollar rolls," in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date. It may also buy asset-backed securities. These receive a stream of income from a particular asset, such as credit card receivables.

The Fund may invest in floating rate securities, whose interest rate adjusts automatically whenever a specified interest rate changes, and in variable rate securities, whose interest rates are changed periodically.

The Fund may also invest in high quality money market instruments and repurchase agreements. To temporarily defend its assets, the Fund may put any amount of its assets in these types of investments.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income or gain.

The Fund may change any of these investment policies (but not its investment objective) without shareholder approval.[Logo]

The Fund's main investment risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in Balanced Fund.

The Fund may not achieve its objective if the advisers' expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.


The Fund may not achieve its objective if securities which the advisers believe are undervalued do not appreciate as much as the advisers anticipate or if companies which the advisers believe will experience earnings growth do not grow as expected.


Investments in foreign securities may be riskier than investments in the U.S. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.

Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts.

In early 1999, the European Monetary Union implemented a new currency called the "euro." It is possible that the euro could increase volatility in financial markets, which could have a negative effect on the value of shares of the Fund.

The value of the Fund's fixed income securities tends to fall when prevailing interest rates rise. Such a drop could be worse if the Fund invests a larger portion of its assets in debt securities with longer maturities. That's because long-term debt securities are more sensitive to interest rate changes than other fixed income securities. Note that conversely the value of fixed income investments tends to increase when prevailing interest rates fall.

When the Fund invests in mortgage-related securities, the value of the Fund could change more often and to a greater degree than if it did not buy mortgage-related securities. That's because the prepayment features on some mortgage-related securities make them more sensitive to interest rate changes. Mortgage-related securities are subject to scheduled and unscheduled principal payments as property owners pay down or prepay their mortgages. As these payments are received, they must be reinvested when interest rates may be higher or lower than on the original mortgage security. When interest rates are rising, the value of fixed-income securities with prepayment features are likely to decrease as much or more than securities without prepayment features. In addition, while the value of fixed-income securities will generally increase when interest rates decline, the value of mortgage-related securities with prepayment features may not increase as much as securities without prepayment features.

[BEGIN SIDEBAR]

Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, The Chase Manhattan Bank are not insured or guaranteed by the Federal Deposit Insurance Corporation, Federal Reserve Board or any other government agency.

[END SIDEBAR]

CHASE VISTA BALANCED FUND

Collateral mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The value of interest-only and principal-only mortgage backed securities are more volatile than other types of mortgage-related securities. That's because they are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Certain securities which the Fund may hold, such as stripped obligations and zero coupon securities, are more sensitive to changes in interest rates than ordinary interest-paying securities. As a result, they may be more volatile than other types of investments.

The Fund's performance will also depend on the credit quality of its investments. Securities which are rated Baa by Moody's or BBB by S&P may have fewer protective provisions and are generally more risky than higher rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.

Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets.

Because the interest rate changes on floating and variable rate securities, the Fund's yield may decline and it may lose the opportunity for capital appreciation when interest rates decline.

Dollar rolls, forward commitments and repurchase agreements involve some risk to the Fund if the other party does not live up to its obligations under the agreement.

The market value of convertible securities tends to decline as interest rates increase, and increase as interest rates decline. Their value also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

The value of REITs will depend on the value of the underlying properties or the underlying loans or interest. The value of REITs may decline when interest rates rise. The value of a REIT will also be affected by the real estate market and by the management of the REIT's underlying properties. REITs may be more volatile or more illiquid than other types of securities.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and U.S. Government obligations, including where the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential return.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.[Logo]

The Fund's past performance

This section shows the Fund's performance record. The bar chart shows how the performance of the Fund's Class A shares has varied from year to year. This provides some indication of the risk of investing in the Fund. The table shows the average annual return over the past year, five years and since inception. It compares that performance to the Lehman Government/Corporate Bond Index, Lehman Aggregate Bond Index and the S&P 500 Index, widely recognized market benchmarks, and the Lipper Balanced Funds Average, representing the average performance of a universe of actively managed balanced funds. In the past, the Fund has compared its performance to the Lehman Aggregate Bond Index, but in the future, the Fund intends to compare its performance to the Lehman Government/Corporate Index instead. It is believed that the new benchmark is more appropriate since it more accurately reflects the Fund's investment strategy.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.[Logo]

YEAR-BY-YEAR RETURNS

Past performance does not predict how this Fund will perform in the future.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A shares. If the load were reflected, the performance figures would have been lower.[Logo]

[BEGIN LINE CHART]

1993   12.68%
1994    0.21%
1995   24.98%
1996   14.96%
1997   22.03%
1998   14.47%
1999    7.11%

[END LINE CHART]


-----------------------------------------
  BEST QUARTER                   11.35%
-----------------------------------------
                      4th quarter, 1998

-----------------------------------------
  WORST QUARTER                  -4.96%
-----------------------------------------
                      3rd quarter, 1998

CHASE VISTA BALANCED FUND

AVERAGE ANNUAL TOTAL RETURNS
For the periods ending December 31, 1999:

                                                                  SINCE
                                                                  INCEPTION
                                  PAST 1 YEAR     PAST 5 YEARS    (11/2/92)
------------------------------------------------------------------------------
 CLASS A SHARES                    0.95%          15.09%          12.94%
------------------------------------------------------------------------------
 CLASS B SHARES                    1.58%          15.43%          13.16%
------------------------------------------------------------------------------
 CLASS C SHARES                    5.26%          15.63%          13.15%
------------------------------------------------------------------------------
 LEHMAN GOV'T/CORP BOND INDEX      2.15%           7.61%           6.50%
------------------------------------------------------------------------------
 LEHMAN AGGREGATE BOND INDEX      -0.82%           7.73%           6.50%
------------------------------------------------------------------------------
 S&P 500 INDEX                    21.03%          28.54%          21.72%
------------------------------------------------------------------------------
 LIPPER BALANCED FUNDS AVG.        8.73%          16.24%          12.77%
------------------------------------------------------------------------------

The performance for the Class A shares reflects the deduction of the maximum front end sales load and the performance for Class B and Class C shares reflects the deduction of the applicable contingent deferred sales load.


Class B shares were first offered on November 4, 1993. Class C shares were first offered on November 20, 1998. The performance for the period before Class B shares were launched is based on the performance of Class A shares of the Fund and the performance for the period before Class C shares were launched is based on the performance of Class A and Class B shares. The actual returns of Class B and Class C shares would have been lower than shown because Class B and Class C shares have higher expenses than Class A shares.

Fees and expenses


This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDERS FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                    MAXIMUM SALES CHARGE        MAXIMUM DEFERRED SALES
                    (LOAD) WHEN YOU BUY         CHARGE (LOAD) SHOWN AS
                    SHARES, SHOWN AS % OF THE   LOWER OF ORIGINAL PURCHASE
                    OFFERING PRICE(1)           PRICE OR REDEMPTION PROCEEDS
-------------------------------------------------------------------------------
 CLASS A SHARES     5.75%                       NONE
-------------------------------------------------------------------------------
 CLASS B SHARES     NONE                        5.00%
-------------------------------------------------------------------------------
 CLASS C SHARES     NONE                        1.00%
-------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)*

                                                                  TOTAL ANNUAL
                    MANAGEMENT     DISTRIBUTION     OTHER         FUND OPERATING
CLASS OF SHARES     FEE            (12B-1) FEES     EXPENSES      EXPENSES
--------------------------------------------------------------------------------
CLASS A             0.50%          0.25%            0.72%#        1.47%#
--------------------------------------------------------------------------------
CLASS B             0.50%          0.75%            0.72%#        1.97%#
--------------------------------------------------------------------------------
CLASS C             0.50%          0.75%            0.72%#        1.97%#
--------------------------------------------------------------------------------

(1) The offering price is the net asset value of the shares purchased plus any sales charge.

* The table is based on expenses incurred in the most recent fiscal year.

# Restated from the most recent fiscal year to reflect current expense arrangements.

The actual other expenses for Class A shares are expected to be 0.50% and the total annual Fund operating expenses are expected not to exceed 1.25% for Class A shares. That's because The Chase Manhattan Bank (Chase) and some of the Fund's other service providers have volunteered not to collect a portion of their fees and to reimburse others. Chase and these other service providers may end this arrangement at any time.

The table does not reflect charges or credits which you might incur if you invest through a financial institution.

CHASE VISTA BALANCED FUND

EXAMPLE This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

o  you invest $10,000

o  you sell all your shares at the end of the period

o  your investment has a 5% return each year, and

o the Fund's operating expenses are not waived and remain the same as shown above.

Although your actual costs may be higher or lower, based on these assumptions:

IF YOU SELL YOUR SHARES YOUR COSTS WOULD BE:

                    1 YEAR    3 YEARS   5 YEARS     10 YEARS
----------------------------------------------------------------
 CLASS A SHARES*    $716      $1,013    $1,332      $2,231
----------------------------------------------------------------
 CLASS B SHARES**   $700      $  918    $1,262      $2,167***
----------------------------------------------------------------
 CLASS C SHARES**   $300      $  618    $1,062      $2,296
----------------------------------------------------------------

IF YOU DON'T SELL YOUR SHARES YOUR COSTS WOULD BE:

                    1 YEAR    3 YEARS   5 YEARS     10 YEARS
----------------------------------------------------------------
 CLASS B SHARES     $200      $618      $1,062      $2,167***
----------------------------------------------------------------
 CLASS C SHARES     $200      $618      $1,062      $2,296
----------------------------------------------------------------

  *Assumes sales charge is deducted when shares are purchased.

 **Assumes applicable deferred sales charge is deducted when shares are sold.

***Reflects conversion of Class B shares to Class A shares after they have been owned for eight years.

   The costs above are based on pre-waiver Annual Fund Operating Expenses.

CHASE VISTA EQUITY INCOME FUND

The Fund's objective


The Fund seeks to obtain income primarily by investing in income-producing equity securities. Capital growth is a secondary consideration.


The Fund's main
investment strategy


Under normal market conditions, the Fund invests at least 65% of its total assets in dividend-paying equity securities. Equity securities include common stocks, preferred stocks and securities that are convertible into common stocks.

The Fund seeks capital appreciation by targeting companies with attractive earnings momentum. It seeks current income by emphasizing companies with above average dividend yield and consistent dividend record. The Fund also emphasizes securities of companies with below average market volatility and price/earnings ratios or a market capitalization of more than $500 milion. The Fund combines growth and value styles of investing.

In determining whether to sell a stock, the advisers will use the same type of analysis that they use in buying stocks in order to determine whether the stock is still an attractive investment opportunity.

The Fund's equity holdings may also include real estate investment trusts (REITs), which are pools of investments primarily in income-producing real estate or loans related to real estate.

The Fund may invest up to 20% of its total assets in foreign securities. These investments may take the form of depositary receipts.

The Fund may, under normal market conditions, invest up to 35% of its total assets in investment grade debt securities, high quality money market instruments and repurchase agreements. To temporarily defend its assets, the Fund may put any amount of its assets in these types of investments. Investment grade means a rating of Baa or higher by Moody's Investors Service, Inc., BBB or higher by Standard & Poor's Corporation or the equivalent by another national rating organization or unrated securities of comparable quality.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income or gain.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.[Logo]

[BEGIN SIDEBAR]

FREQUENCY OF TRADING

The Fund may trade securities actively, which could increase transaction costs (and lower performance) and increase your taxable dividends.

[END SIDEBAR]

The Fund's main investment risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in Equity Income Fund.

The Fund may not achieve its objective if the advisers' expectations regarding particular securities or markets are not met.

CHASE VISTA EQUITY INCOME FUND

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.


The Fund may not achieve its objective if securities which the advisers believe are undervalued do not appreciate as much as the advisers anticipate or if the companies in which it invests do not pay dividends or if companies which the advisers believe will experience earnings growth do not grow as expected.


Investments in foreign securities may be riskier than investments in the U.S. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.

Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts.

In early 1999, the European Monetary Union implemented a new currency called the "euro." It is possible that the euro could increase volatility in financial markets, which could have a negative effect on the value of shares of the Fund.

The market value of the Fund's convertible securities and fixed income securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates. Securities which are rated Baa by Moody's or BBB by S&P may have fewer protective provisions than higher rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.

The value of REITs will depend on the value of the underlying properties or the underlying loans or interest. The value of REITs may decline when interest rates rise. The value of a REIT will also be affected by the real estate market and by the management of the REIT's underlying properties. REITs may be more volatile or more illiquid than other types of securities.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including where the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential return.


Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.[Logo]

The Fund's past performance

This section shows the Fund's performance record. The bar chart shows how the performance of the Fund's Class A shares has varied from year to year. This provides some indication of the risk of investing in the Fund. The table shows the average annual return over the past year, five years and since inception. It compares that performance to the S&P 500 Index, a widely recognized market benchmark, and the Lipper Equity Income Funds Average, representing the average performance of a universe of actively managed equity income funds.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.[Logo]

YEAR-BY-YEAR RETURNS

Past performance does not predict how this Fund will perform in the future.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A shares. If the load were reflected, the performance figures would have been lower.


[BEGIN LINE CHART]

1994    -3.82%
1995    32.33%
1996    27.31%
1997    33.47%
1998    11.48%
1999     6.85%

[END LINE CHART]

-----------------------------------------
  BEST QUARTER                    17.10%
-----------------------------------------
                      4th quarter, 1998

-----------------------------------------
  WORST QUARTER                 -10.62%
-----------------------------------------
                      3rd quarter, 1998

AVERAGE ANNUAL TOTAL RETURNS
For the periods ending December 31, 1999:

                                                                SINCE
                                                                INCEPTION
                                   PAST 1 YEAR   PAST 5 YEARS   (7/15/93)
-----------------------------------------------------------------------------
 CLASS A SHARES                     0.70%        20.35%         15.55%
-----------------------------------------------------------------------------
 CLASS B SHARES                     1.60%        21.08%         16.24%
-----------------------------------------------------------------------------
 CLASS C SHARES                     5.40%        21.29%         16.25%
-----------------------------------------------------------------------------
 S&P 500 INDEX                     21.03%        28.54%         22.84%
-----------------------------------------------------------------------------
 LIPPER EQUITY INCOME FUNDS AVG.    3.34%        17.27%         14.08%
-----------------------------------------------------------------------------

The performance for the Class A shares reflects the deduction of the maximum front end sales load and the performance for Class B and Class C shares reflects the deduction of the applicable contingent deferred sales load.

Class B shares were first offered on May 7, 1996. Class C shares were first offered on January 8, 1998. The performance for the period before Class B shares were launched is based on the performance of Class A shares of the Fund and the performance for the period before Class C shares were launched is based on the performance of Class A and Class B shares. The actual returns of Class B and Class C shares would have been lower than shown because Class B and Class C shares have higher expenses than Class A shares.

CHASE VISTA EQUITY INCOME FUND

Fees and expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                    MAXIMUM SALES CHARGE        MAXIMUM DEFERRED SALES
                    (LOAD) WHEN YOU BUY         CHARGE (LOAD) SHOWN AS
                    SHARES, SHOWN AS % OF THE   LOWER OF ORIGINAL PURCHASE
                    OFFERING PRICE(1)           PRICE OR REDEMPTION PROCEEDS
------------------------------------------------------------------------------
 CLASS A SHARES     5.75%                       NONE
------------------------------------------------------------------------------
 CLASS B SHARES     NONE                        5.00%
------------------------------------------------------------------------------
 CLASS C SHARES     NONE                        1.00%
------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)*

                                                                  TOTAL ANNUAL
                    MANAGEMENT     DISTRIBUTION     OTHER         FUND OPERATING
CLASS OF SHARES     FEE            (12B-1) FEES     EXPENSES      EXPENSES
--------------------------------------------------------------------------------
 CLASS A            0.40%          0.25%            0.80%         1.45%
--------------------------------------------------------------------------------
 CLASS B            0.40%          0.75%            0.80%#        1.95%#
--------------------------------------------------------------------------------
 CLASS C            0.40%          0.75%            0.80%#        1.95%#
--------------------------------------------------------------------------------

(1) The offering price is the net asset value of the shares purchased plus any sales charge.

* The table is based on expenses incurred in the most recent fiscal year.

# Restated from the most recent fiscal year to reflect current expense arrangements.

  The table does not reflect charges or credits which you might incur if you invest through a financial institution.

EXAMPLE This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

o  you invest $10,000

o  you sell all your shares at the end of the period

o  your investment has a 5% return each year, and

o  the Fund's operating expenses remain the same as shown above.

Although your actual costs may be higher or lower, based on these assumptions:

IF YOU SELL YOUR SHARES YOUR COSTS WOULD BE:

                    1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------
 CLASS A SHARES*    $714     $1007     $1322     $2210
------------------------------------------------------------
 CLASS B SHARES**   $698     $ 912     $1252     $2146***
------------------------------------------------------------
 CLASS C SHARES**   $298     $ 612     $1052     $2275
------------------------------------------------------------

IF YOU DON'T SELL YOUR SHARES YOUR COSTS WOULD BE:

                    1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------
 CLASS B SHARES     $198     $612      $1052     $2146***
------------------------------------------------------------
 CLASS C SHARES     $198     $612      $1052     $2275
------------------------------------------------------------

  *Assumes sales charge is deducted when shares are purchased.

 **Assumes applicable deferred sales charge is deducted when shares are sold.

***Reflects conversion of Class B shares to Class A shares after they have been owned for eight years.

CHASE VISTA LARGE CAP EQUITY FUND

The Fund's objective

The Fund seeks capital growth over the long term.

The Fund's main investment strategy


Under normal conditions, the Fund invests at least 80% of its total assets in equity securities and at least 65% of its total assets in equity securities of companies with market capitalization over $1 billion at the time of purchase (large cap companies). Market capitalization is the total market value of a company's shares. The companies the Fund chooses typically have a large number of publicly held shares and high trading volumes.

The Fund uses an active equity management style focused on earnings momentum and value within a diversified stock universe. The Fund seeks capital appreciation by targeting companies with strong revenue gains and attractive earnings momentum and seeks value by emphasizing companies with relatively low price-to-book ratios, low price to cash flows ratios versus return on capital and above average dividend yield.

In determining whether to sell a stock, the advisers will use the same type of analysis that they use in buying stocks in order to determine whether the stock is still an attractive investment opportunity.

The Fund may invest up to 20% of its total assets in foreign securities. These investments may take the form of depositary receipts. It may also invest up to 20% of its total assets in convertible securities, which generally pay interest or dividends and which can be converted into common or preferred stock.


Although the Fund intends to invest primarily in equity securities, under normal market conditions it may invest up to 20% of its total assets in high quality money market instruments and repurchase agreements. To temporarily defend its assets, the Fund may put any amount of its assets in these investments. During unusual market conditions, the Fund may invest up to 20% of its assets in U.S. Government debt securities.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income or gain.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.[Logo]

[BEGIN SIDEBAR]

FREQUENCY OF TRADING

The Fund may trade securities actively, which could increase transaction costs (and lower performance) and increase your taxable dividends.

[END SIDEBAR]

The Fund's main investment risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in Large Cap Equity Fund.

The Fund may not achieve its objective if the advisers' expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.


The Fund may not achieve its objective if securities which the advisers believe are undervalued do not appreciate as much as the advisers anticipate or if companies which the advisers believe will experience earnings growth do not grow as expected.


Investments in foreign securities may be riskier than investments in the U.S. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.

Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts.

In early 1999, the European Monetary Union implemented a new currency called the "euro." It is possible that the euro could increase volatility in financial markets, which could have a negative effect on the value of shares of the Fund.

The market value of convertible securities tends to decline as interest rates increase, and increase as interest rates decline. Their value also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and U.S. Government debt, including where the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential return.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

[BEGIN SIDEBAR]


Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, The Chase Manhattan Bank are not insured or guaranteed by the Federal Deposit Insurance Corporation, Federal Reserve Board or any other government agency.


[END SIDEBAR]

CHASE VISTA LARGE CAP EQUITY FUND

The Fund's past performance

This section shows the Fund's performance record. The bar chart shows how the performance of the Fund's Class A shares has varied from year to year. This provides some indication of the risk of investing in the Fund. The table shows the average annual return over the past year, five years and since inception. It compares that performance to the S&P 500 Index, a widely recognized market benchmark, and the Lipper Large Cap Value Average, representing the average performance of a universe of actively managed value funds.

The performance for the period before Class A and Class B shares were launched in May 1996 is based on performance for Institutional Class shares of the Fund. The actual returns of Class A and Class B would have been lower than shown because Class A and Class B shares have higher expenses than Institutional Class shares.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.[Logo]

YEAR-BY-YEAR RETURNS

Past performance does not predict how this Fund will perform in the future.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A shares. If the load were reflected, the performance figures would have been lower.

[BEGIN LINE CHART]

1991    31.24%
1992     5.20%
1993     8.63%
1994     0.22%
1995    31.03%
1996    22.54%
1997    32.63%
1998    21.69%
1999    10.42%

[END LINE CHART]

-----------------------------------------
  BEST QUARTER                   18.90%
-----------------------------------------
                      4th quarter, 1998

-----------------------------------------
  WORST QUARTER                  -9.73%
-----------------------------------------
                      3rd quarter, 1998

AVERAGE ANNUAL TOTAL RETURNS
For the periods ending December 31, 1999:

                                                                   SINCE
                                                                   INCEPTION
                                     PAST 1 YEAR    PAST 5 YEARS   (11/30/90)
--------------------------------------------------------------------------------
 CLASS A SHARES                       4.07%         21.95%         17.04%
--------------------------------------------------------------------------------
 CLASS B SHARES                       4.87%         22.84%         17.60%
--------------------------------------------------------------------------------
 CLASS C SHARES                       8.51%         22.95%         17.57%
--------------------------------------------------------------------------------
 S&P 500 INDEX                       21.03%         28.54%         20.96%
--------------------------------------------------------------------------------
 LIPPER LARGE CAP VALUE AVERAGE      11.26%         22.35%         17.61%
--------------------------------------------------------------------------------


The performance for the Class A shares reflects the deduction of the maximum front end sales load and the performance for Class B and Class C shares reflects the deduction of the applicable contingent deferred sales load.

Class C shares were first offered on November 11, 1998. The performance for the period before Class C shares were launched is based on the performance of Institutional Class and Class B shares of the Fund. The actual returns of Class C shares would have been lower than shown because Class C shares have higher expenses than Institutional Class shares.

Fees and expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)



                    MAXIMUM SALES CHARGE        MAXIMUM DEFERRED SALES
                    (LOAD) WHEN YOU BUY         CHARGE (LOAD) SHOWN AS
                    SHARES, SHOWN AS % OF THE   LOWER OF ORIGINAL PURCHASE
                    OFFERING PRICE(1)           PRICE OR REDEMPTION PROCEEDS
--------------------------------------------------------------------------------
 CLASS A SHARES     5.75%                       NONE
--------------------------------------------------------------------------------
 CLASS B SHARES     NONE                        5.00%
--------------------------------------------------------------------------------
 CLASS C SHARES     NONE                        1.00%
--------------------------------------------------------------------------------



ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)*



                                                                  TOTAL ANNUAL
                    MANAGEMENT     DISTRIBUTION     OTHER         FUND OPERATING
CLASS OF SHARES     FEE            (12B-1) FEES     EXPENSES      EXPENSES
--------------------------------------------------------------------------------
CLASS A             0.40%          0.25%            0.68%         1.33%
--------------------------------------------------------------------------------
CLASS B             0.40%          0.75%            0.68%#        1.83%#
--------------------------------------------------------------------------------
CLASS C             0.40%          0.75%            0.68%#        1.83%#
--------------------------------------------------------------------------------



(1) The offering price is the net asset value of the shares purchased plus any sales charge.

* The table is based on expenses incurred in the most recent fiscal year.

# Restated from the most recent fiscal year to reflect current expense arrangements.

The actual management fee is currently expected to be 0.00%, other expenses are expected to be 0.58% and the total annual Fund operating expenses are expected not to exceed 0.83% for Class A shares and 1.33% for Class B shares and Class C shares. That's because The Chase Manhattan Bank (Chase) and some of the Fund's other service providers have volunteered not to collect a portion of their fees and to reimburse others. Chase and these other service providers may end this arrangement at any time.

The table does not reflect charges or credits which you might incur if you invest through a financial institution.

CHASE VISTA LARGE CAP EQUITY FUND

EXAMPLE This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

o  you invest $10,000

o  you sell all your shares at the end of the period

o  your investment has a 5% return each year, and

o the Fund's operating expenses are not waived and remain the same as shown above.

Although your actual costs may be higher or lower, based on these assumptions:

IF YOU SELL YOUR SHARES YOUR COSTS WOULD BE:

                    1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------
 CLASS A SHARES*    $700     $963      $1247     $2084
------------------------------------------------------------
 CLASS B SHARES**   $683     $866      $1175     $2017***
------------------------------------------------------------
 CLASS C SHARES**   $283     $566      $ 975     $2148
------------------------------------------------------------

IF YOU DON'T SELL YOUR SHARES YOUR COSTS WOULD BE:

                    1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------
 CLASS B SHARES     $183     $566      $975      $2017***
------------------------------------------------------------
 CLASS C SHARES     $183     $566      $975      $2148
------------------------------------------------------------

  *Assumes sales charge is deducted when shares are purchased.

 **Assumes applicable deferred sales charge is deducted when shares are sold.

***Reflects conversion of Class B shares to Class A shares after they have been owned for eight years.

   The costs above are based on pre-waiver Annual Fund Operating Expenses.

CHASE VISTA GROWTH AND INCOME FUND

The Fund's objective

The Fund seeks to provide capital growth over the long term and earn income from dividends.

The Fund's main investment strategy

The Fund seeks to achieve its objective by investing all of its investable assets in Growth and Income Portfolio, an open-end investment company which has identical investment objectives and policies as the Fund. As a result, the strategies and risks outlined below apply to Growth and Income Portfolio as well as to the Fund.


Under normal market conditions, the Fund invests at least 80% of its total assets in common stocks. The Fund's advisers apply an active equity management style focused on identifying attractively valued stocks given their growth potential over a long-term time horizon. The securities held by the Fund will be of companies with market capitalizations equal to those within the universe of S&P 500 Index stocks. The advisers will emphasize companies which are leaders within leading industries. The Fund will also focus on companies with strong revenue gains and positive earnings trends. The Fund will also emphasize companies with low price-to-book and price-to-cash flows ratios. The Fund will seek to earn income by investing in companies displaying level or rising dividends.

In determining whether to sell a stock, the advisers will use the same type of analysis that they use in buying stocks in order to determine whether the stock is still undervalued. This may include those securities which have appreciated to meet their target valuations.

The Fund may invest up to 20% of its total assets in foreign securities. These investments may take the form of depositary receipts. It may also invest up to 20% of its total assets in convertible securities, which generally pay interest or dividends and which can be converted into common or preferred stock.


The Fund's equity holdings may also include real estate investment trusts (REITs), which are pools of investments primarily in income-producing real estate or loans related to real estate.

Although the Fund intends to invest primarily in equity securities, under normal market conditions it may invest up to 20% of its total assets in high quality money market instruments and repurchase agreements. To temporarily defend its assets, the Fund may put any amount of its assets in these investments as well as in U.S. Government debt securities and investment grade debt securities. During unusual market conditions, the Fund may invest up to 20% of its assets in U.S. Government debt securities.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may

[BEGIN SIDEBAR]

FREQUENCY OF TRADING

The Fund may trade securities actively, which could increase transaction costs (and lower performance) and increase your taxable dividends.

[END SIDEBAR]

CHASE VISTA GROWTH AND INCOME FUND

use derivatives to hedge various market risks or to increase the Fund's income or gain.


The Fund may change any of these investment policies (including its investment objective) without shareholder approval.[Logo]

The Fund's main investment risks

All mutual funds carry a certain amount of risk. You may lose on your investment in the Fund. Here are some of the specific risks of investing in Growth and Income Fund.

The Fund may not achieve its objective if the advisers' expectations regarding particular securities are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

The Fund may not achieve its objective if securities which the advisers believe are undervalued do not appreciate as much as the advisers anticipate or if the companies in which it invests do not pay dividends.

Investments in foreign securities may be riskier than investments in the U.S. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.

Unsponsored depository receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depository receipts.

In early 1999, the European Monetary Union implemented a new currency called the "euro." It is possible that the euro could increase volatility in financial markets, which could have a negative effect on the value of shares of the Fund.

The market value of convertible securities tends to decline as interest rates increase, and increase as interest rates decline. Their value also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

The value of REITs will depend on the value of the underlying properties or the underlying loans or interest. The value of REITs may decline when interest rates rise. The value of a REIT will also be affected by the real estate market and by the management of the REIT's underlying properties. REITs may be more volatile or more illiquid than other types of securities.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including where the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential return.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.


The Fund is not diversified. It may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. That makes the value of its shares more sensitive to economic problems among those issuing the securities.[Logo]


[BEGIN SIDEBAR]

Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, The Chase Manhattan Bank are not insured or guaranteed by the Federal Deposit Insurance Corporation, Federal Reserve Board or any other government agency.

[END SIDEBAR]

CHASE VISTA GROWTH AND INCOME FUND

The Fund's past performance

This section shows the Fund's performance record. The bar chart shows how the performance of the Fund's Class A shares has varied from year to year. This provides some indication of the risk of investing in the Fund. The table shows the average annual return over the past year, five years and 10 years. It compares that performance to the S&P 500 Index, a widely recognized market benchmark, the S&P/Barra 500 Value Index, which contains large companies with low price-to-book ratios relative to the S&P 500, and the Lipper Multi Cap Value Average, representing the average performance of a universe of actively managed value funds with a variety of market capitalizations. In the past, the Fund has compared its performance to the S&P 500 Index, but in the future, the Fund intends to compare its performance to the S&P/Barra 500 Value Index instead. It is believed that the new benchmark is more appropriate since it more accurately reflects the Fund's investment strategy.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.[Logo]

YEAR-BY-YEAR RETURNS

Past performance does not predict how this Fund will perform in the future.


The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A shares. If the load were reflected, the performance figures would have been lower.

[BEGIN LINE CHART]

1990     0.16%
1991    59.13%
1992    15.06%
1993    12.99%
1994    -3.41%
1995    27.55%
1996    19.38%
1997    29.53%
1998    14.11%
1999     8.09%

[END LINE CHART]

-----------------------------------------
  BEST QUARTER                    33.98%
-----------------------------------------
                      1st quarter, 1991

-----------------------------------------
  WORST QUARTER                 -13.65%
-----------------------------------------
                      3rd quarter, 1990

AVERAGE ANNUAL TOTAL RETURNS
For the periods ending December 31, 1999:

                                   PAST 1 YEAR     PAST 5 YEARS    PAST 10 YEARS
--------------------------------------------------------------------------------
 CLASS A SHARES                     1.87%          18.05%          16.46%
--------------------------------------------------------------------------------
 CLASS B SHARES                     2.93%          18.66%          16.78%
--------------------------------------------------------------------------------
 CLASS C SHARES                     6.61%          18.46%          16.59%
--------------------------------------------------------------------------------
 S&P 500 INDEX                     21.03%          28.54%          18.19%
--------------------------------------------------------------------------------
 S&P/BARRA 500 VALUE INDEX         12.72%          22.94%          16.86%
--------------------------------------------------------------------------------
 LIPPER MULTI CAP VALUE AVERAGE     7.78%          18.48%          12.27%
--------------------------------------------------------------------------------

The performance for the Class A shares reflects the deduction of the maximum front end sales load and the performance for Class B and Class C shares reflects the deduction of the applicable contingent deferred sales load.

Class B shares were first offered on November 4, 1993. Class C shares were first offered on January 2, 1998. The performance for the period before Class B shares were launched is based on the performance of Class A shares of the Fund and the performance for the period before Class C shares were launched is based on the performance of Class A and Class B shares. The actual returns of Class B and Class C shares would have been lower than shown because Class B and Class C shares have higher expenses than Class A shares.

Fees and expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


                   MAXIMUM SALES CHARGE        MAXIMUM DEFERRED SALES
                   (LOAD) WHEN YOU BUY         CHARGE (LOAD) SHOWN AS
                   SHARES, SHOWN AS % OF THE   LOWER OF ORIGINAL PURCHASE
                   OFFERING PRICE(1)           PRICE OR REDEMPTION PROCEEDS
--------------------------------------------------------------------------------
 CLASS A SHARES    5.75%                       NONE
--------------------------------------------------------------------------------
 CLASS B SHARES    NONE                        5.00%
--------------------------------------------------------------------------------
 CLASS C SHARES    NONE                        1.00%
--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)*

                                                                  TOTAL ANNUAL
                    MANAGEMENT     DISTRIBUTION     OTHER         FUND OPERATING
CLASS OF SHARES     FEE            (12B-1) FEES     EXPENSES      EXPENSES
--------------------------------------------------------------------------------
CLASS A             0.40%          0.25%            0.65%#        1.30%#
--------------------------------------------------------------------------------
CLASS B             0.40%          0.75%            0.65%#        1.80%#
--------------------------------------------------------------------------------
CLASS C             0.40%          0.75%            0.65%#        1.80%#
--------------------------------------------------------------------------------

(1) The offering price is the net asset value of the shares purchased plus any sales charge.

* The table is based on expenses incurred in the most recent fiscal year.

# Restated from the most recent fiscal year to reflect current expense arrangements.

  The table does not reflect charges or credits which you might incur if you invest through a financial institution.

CHASE VISTA GROWTH AND INCOME FUND

EXAMPLE This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

o  you invest $10,000

o  you sell all your shares at the end of the period

o  your investment has a 5% return each year, and

o  the Fund's operating expenses remain the same as shown above.

Although your actual costs may be higher or lower, based on these assumptions:

IF YOU SELL YOUR SHARES YOUR COSTS WOULD BE:

                     1 YEAR   3 YEARS   5 YEARS    10 YEARS
----------------------------------------------------------------
 CLASS A SHARES*     $700     $963      $1,247     $2,053
----------------------------------------------------------------
 CLASS B SHARES**    $683     $866      $1,175     $1,985***
----------------------------------------------------------------
 CLASS C SHARES**    $283     $566      $  975     $2,116
----------------------------------------------------------------

IF YOU DON'T SELL YOUR SHARES YOUR COSTS WOULD BE:

                     1 YEAR   3 YEARS   5 YEARS    10 YEARS
----------------------------------------------------------------
 CLASS B SHARES      $183     $566      $975       $1,985***
----------------------------------------------------------------
 CLASS C SHARES      $183     $566      $975       $2,116
----------------------------------------------------------------

  *Assumes sales charge is deducted when shares are purchased.

 **Assumes applicable deferred sales charge is deducted when shares are sold.

***Reflects conversion of Class B shares to Class A shares after they have been owned for eight years.

CHASE VISTA CORE EQUITY FUND

The Fund's objective

The Fund aims to maximize total investment return with an emphasis on long-term capital appreciation and current income while taking reasonable risk.

The Fund's main investment strategy

The Fund seeks to achieve its objective by investing all of its investable assets in Core Equity Portfolio, an open-end investment company which has identical investment objectives and policies as the Fund. As a result, the strategies and risks outlined below apply to Core Equity Portfolio as well as to the Fund.

The Fund uses an active equity management style which focuses on strong earnings momentum and profitability within the universe of S&P stocks. The fund normally invests at least 70% of its total assets in equity securities.

The Fund seeks capital appreciation by emphasizing companies with a superior record of earnings growth relative to the equity markets in general or a projected rate of earnings growth that's greater than or equal to the equity markets.

The Fund seeks to earn current income and manage risk by focusing on larger companies with a stable record of earnings growth. In addition, it diversifies its portfolio across all sectors of the S&P 500. The Fund also emphasizes companies with return on assets and return on equity equal to or greater than the equity markets.

The Fund may invest up to 30% of its total assets in foreign securities, including Depositary Receipts. Its equity investments may include convertible securities, which generally pay interest or dividends and which can be converted into common or preferred stock.

The Fund may also invest in investment grade debt securities. When the adviser wishes to limit the Fund's equity investments because of adverse market conditions, the Fund may temporarily invest any amount in investment grade debt securities. There is no restriction on the maturity of the Fund's debt portfolio or on any individual security in the portfolio.

The Fund may invest any portion of its assets that aren't in stocks or fixed income securities in high quality money market instruments and repurchase agreements. To temporarily defend its assets during adverse market conditions, the Fund may put any amount of its assets in these types of investments.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income or gain.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.[Logo]

[BEGIN SIDEBAR]

FREQUENCY OF TRADING

The Fund may trade securities actively, which could increase transaction costs (and lower performance) and increase your taxable dividends.

[END SIDEBAR]

CHASE VISTA CORE EQUITY FUND

The main investment risks


All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in Core Equity Fund.

The Fund may not achieve its objective if the advisers' expectations regarding particular securities are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

The Fund may not achieve its objective if securities which the advisers believe are undervalued do not appreciate as much as the advisers anticipate or if companies which the advisers believe will experience earnings growth do not grow as expected.


Investments in foreign securities may be riskier than investments in the U.S. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.

Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts.

In early 1999, the European Monetary Union implemented a new currency called the "euro." It is possible that the euro could increase volatility in financial markets, which could have a negative effect on the strength and value of the U.S. dollar and, as a result, the value of shares of the Fund.

The market value of convertible securities and debt securities tends to decline as interest rates increase. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and U.S. Government obligations, including where the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential return.


Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.


[BEGIN SIDEBAR]

An investment in the Fund isn't a deposit of The Chase Manhattan Bank and it isn't insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

[END SIDEBAR]

The Fund's past performance

The performance results for Class A, Class B and Class C shares of the Fund are based upon the performance of the Core Equity Portfolio. The Core Equity Portfolio was formed after the Chase Core Equity Fund series of Mutual Fund Investment Trust was converted to a master/feeder structure in August 1999. The performance of Core Equity Portfolio prior to the date of the conversion is based upon the performance of Premier class shares of the Chase Core Equity Fund. For each class, the Core Equity Portfolio's performance has been adjusted to reflect the class's historical expenses (absent waivers and reimbursements) at the Fund's inception. Under this method of calculating performance, the bar chart shows how the performance of the Fund's Class A shares has varied from year to year. This provides some indication of the risks of investing in the Fund. The table shows the average annual return over the past year, five years and since inception. It compares that performance to the S&P 500 Index, an unmanaged, broad-based index of 500 companies that is generally considered to represent the U.S. market, and the Lipper Large Cap Core Index, representing the average performance of a universe of actively managed large cap funds that invest in both growth and value stocks.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than shown.[Logo]

YEAR-BY-YEAR RETURNS

Past performance does not predict how this Fund will perform in the future.

The performance figures in the bar chart do not reflect any deduction for the front end sales load which is assessed on Class A shares. If the load were reflected, the performance figures would have been lower.

[BEGIN LINE CHART]

1994    -4.79%
1995    24.77%
1996    21.78%
1997    32.57%
1998    30.19%
1999    21.33%

[END LINE CHART]

-----------------------------------------
  BEST QUARTER                   22.90%
-----------------------------------------
                      4th quarter, 1998

-----------------------------------------
  WORST QUARTER                  -9.80%
-----------------------------------------
                      3rd quarter, 1998

CHASE VISTA CORE EQUITY FUND

AVERAGE ANNUAL TOTAL RETURNS
For the periods ending December 31, 1999:

                                                                 SINCE INCEPTION
                                 PAST 1 YEAR     PAST 5 YEARS    (3/31/93)
--------------------------------------------------------------------------------
 CLASS A SHARES                  14.35%          24.55%          18.04%
--------------------------------------------------------------------------------
 CLASS B SHARES                  15.79%          25.36%          18.57%
--------------------------------------------------------------------------------
 CLASS C SHARES                  19.79%          25.53%          18.57%
--------------------------------------------------------------------------------
 S&P 500 INDEX                   21.03%          28.54%          21.63%
--------------------------------------------------------------------------------
 LIPPER LARGE CAP CORE INDEX     19.35%          25.32%          19.18%
--------------------------------------------------------------------------------

The performance for the Class A shares reflects the deduction of the maximum front end sales load and the performance for Class B and Class C shares reflects the deduction of the applicable contingent deferred sales load.

Fees and expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


                  MAXIMUM SALES CHARGE        MAXIMUM DEFERRED SALES
                  (LOAD) WHEN YOU BUY         CHARGE (LOAD) SHOWN AS
                  SHARES, SHOWN AS % OF THE   LOWER OF ORIGINAL PURCHASE
                  OFFERING PRICE(1)           PRICE OR REDEMPTION PROCEEDS
--------------------------------------------------------------------------------
 CLASS A SHARES   5.75%                       NONE
--------------------------------------------------------------------------------
 CLASS B SHARES   NONE                        5.00%
--------------------------------------------------------------------------------
 CLASS C SHARES   NONE                        1.00%
--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)*

                                                                  TOTAL ANNUAL
                    MANAGEMENT     DISTRIBUTION     OTHER         FUND OPERATING
CLASS OF SHARES     FEE            (12B-1) FEES     EXPENSES      EXPENSES
--------------------------------------------------------------------------------
CLASS A             0.75%          0.25%            0.95%#        1.95%#
--------------------------------------------------------------------------------
CLASS B             0.75%          0.75%            0.95%#        2.45%#
--------------------------------------------------------------------------------
CLASS C             0.75%          0.75%            0.95%#        2.45%#
--------------------------------------------------------------------------------

(1) The offering price is the net asset value of the shares purchased plus any sales charge.

* The table is based on expenses incurred in the most recent fiscal year.

# Restated from the most recent fiscal year to reflect current expense arrangements.

The actual management fee is expected to be 0.65%, distribution fees for Class A shares are expected to be 0.00%, other expenses are expected to be 0.60% and the total annual Fund operating expenses are expected not to exceed 1.25% for Class A shares and 2.00% for Class B and 2.00% for Class C shares. That's because The Chase Manhattan Bank (Chase) and some of the Fund's other service providers have volunteered not to collect a portion of their fees and to reimburse others. Chase and these other service providers may end this arrangement at any time.

The table does not reflect charges or credits which you might incur if you invest through a financial institution.

EXAMPLE This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

o  you invest $10,000

o  you sell all your shares at the end of the period

o  your investment has a 5% return each year, and

o the Fund's operating expenses are before waivers and remain the same as shown above.

Although your actual costs may be higher or lower, based on these assumptions:

IF YOU SELL YOUR SHARES YOUR COSTS WOULD BE:

                     1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------
 CLASS A SHARES*     $762     $1,152    $1,567    $2,719
---------------------------------------------------------------
 CLASS B SHARES**    $748     $1,064    $1,506    $2,663***
---------------------------------------------------------------
 CLASS C SHARES**    $348     $  764    $1,306    $2,786
---------------------------------------------------------------

IF YOU DON'T SELL YOUR SHARES YOUR COSTS WOULD BE:

                     1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------
 CLASS B SHARES      $248     $764      $1,306    $2,663***
---------------------------------------------------------------
 CLASS C SHARES      $248     $764      $1,306    $2,786
---------------------------------------------------------------

  *Assumes sales charge is deducted when shares are purchased.

 **Assumes applicable deferred sales charge is deducted when shares are sold.

***Reflects conversion of Class B shares to Class A shares after they have been owned for eight years.

CHASE VISTA FOCUS FUND

The Fund's objective

The Fund seeks capital growth

The Fund's main investment strategy


Under normal conditions, the Fund invests at least 80% of its total assets in common stocks of established companies which have market capitalizations of more than $1 billion at the time of purchase. Market capitalization is the total market value of a company's shares. The Fund invests primarily in U.S. companies, but may also invest in multinational companies that issue American depositary receipts.

The Fund's advisers use an active equity management style that is focused on capital growth from a portfolio of timely investment opportunities. The Fund seeks capital appreciation by emphasizing companies with an outstanding record of earnings growth relative to the equity markets, a projected rate of growth greater than or equal to the equity markets, above market average price-earnings ratios and below average dividend yields.

The Fund will seek to invest in the 25 companies identified by the advisers as having the most favorable characteristics through a disciplined investment approach which relies on research-intensive fundamental analysis.

Fundamental research typically includes analysis of products and market niches, evaluation of competitors, detailed financial analysis, meetings with company management, and interviews with industry analysts. In doing their analysis, the advisers will meet industry concentration limits by investing across a number of sectors. However, they may change sector weightings in response to market developments.

The advisers go through this process at least monthly to identify what they believe are the best 25 companies and adjust their holdings as needed. The Fund usually invests approximately equal amounts in each of the 25 companies. However, it may change these weightings and hold assets of more or less than 25 companies. The advisers also use the process to frequently monitor the Fund's investments.

Although the Fund intends to invest primarily in equity securities, under normal market conditions it may invest up to 20% of its total assets in high quality money market instruments and repurchase agreements. To temporarily defend its assets, the Fund may put any amount of its assets in these types of investments. During unusual market conditions, the Fund may invest up to 20% of its assets in U.S. Government obligations.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income or gain.


The Fund may change any of these investment policies (including its investment objective) without shareholder approval.[Logo]


[BEGIN SIDEBAR]

FREQUENCY OF TRADING

The Fund may trade securities actively, which could increase transaction costs (and lower performance) and increase your taxable dividends.

[END SIDEBAR]

The Fund's main investment risks All mutual funds carry a certain amount of risk. You may lose money on your investment in Fund. Here are some of the specific risks of investing in Focus Fund.

The Fund may not achieve its objective if the advisers' expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.


The Fund may not achieve its objective if companies which the advisers believe will experience earnings growth do not grow as expected.


Investments in foreign securities may be riskier than investments in the U.S. They may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.

Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and U.S. Government debt, including where the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential return.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.


The Fund is not diversified. It may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. That makes the value of its shares more sensitive to economic problems among those issuing the securities. Since the Fund invests in a relatively small number of companies, a decrease in the value of any one of its investments can have a large impact on the value of the entire portfolio.


[BEGIN SIDEBAR]

Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, The Chase Manhattan Bank are not insured or guaranteed by the Federal Deposit Insurance Corporation, Federal Reserve Board or any other government agency.

[END SIDEBAR]

CHASE VISTA FOCUS FUND

The Fund's past performance

This section shows the Fund's performance record. The bar chart shows the performance of the Fund's Class A shares in 1999. This provides some indication of the risk of investing in the Fund. The table shows the average annual return over the past year, and since inception. It compares that performance to the S&P 500 Index, a widely recognized market benchmark, and the Lipper Large Cap Core Average, representing the average performance of a universe of actively managed growth and value funds.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.[Logo]

YEAR-BY-YEAR RETURNS


Past performances does not predict how this Fund will perform in the future.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A shares. If the load were reflected, the performance If the load were reflected, the performance figures would have been lower.



[BEGIN LINE CHART]

1999    13.68%

[END LINE CHART]

-----------------------------------------
   BEST QUARTER                   24.54%
-----------------------------------------
                      4th quarter, 1999

-----------------------------------------
  WORST QUARTER                 -14.96%
-----------------------------------------
                      3rd quarter, 1999

AVERAGE ANNUAL TOTAL RETURNS
For the periods ending December 31, 1999:

                                                   SINCE
                                                   INCEPTION
                                   PAST 1 YEAR     (6/30/98)
--------------------------------------------------------------
 CLASS A SHARES                     7.14%           5.38%
--------------------------------------------------------------
 CLASS B SHARES                     8.01%           6.41%
--------------------------------------------------------------
 CLASS C SHARES                    12.12%           8.97%
--------------------------------------------------------------
 S&P 500 INDEX                     21.03%          20.39%
--------------------------------------------------------------
 LIPPER LARGE CAP CORE AVERAGE     22.31%          22.08%
--------------------------------------------------------------

The performance for the Class A shares reflects the deduction of the maximum front end sales load and the performance for Class B and Class C shares reflects the deduction of the applicable contingent deferred sales load.

Fees and expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDERS FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                   MAXIMUM SALES CHARGE        MAXIMUM DEFERRED SALES
                   (LOAD) WHEN YOU BUY         CHARGE (LOAD) SHOWN AS
                   SHARES, SHOWN AS % OF THE   LOWER OF ORIGINAL PURCHASE
                   OFFERING PRICE(1)           PRICE OR REDEMPTION PROCEEDS
--------------------------------------------------------------------------------
 CLASS A SHARES    5.75%                       NONE
--------------------------------------------------------------------------------
 CLASS B SHARES    NONE                        5.00%
--------------------------------------------------------------------------------
 CLASS C SHARES    NONE                        1.00%
--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)*

                                                                  TOTAL ANNUAL
                    MANAGEMENT     DISTRIBUTION     OTHER         FUND OPERATING
CLASS OF SHARES     FEE            (12B-1) FEES     EXPENSES      EXPENSES
--------------------------------------------------------------------------------
CLASS A             0.40%          0.25%            1.10%#        1.75%#
--------------------------------------------------------------------------------
CLASS B             0.40%          0.75%            1.10%#        2.25%#
--------------------------------------------------------------------------------
CLASS C             0.40%          0.75%            1.10%#        2.25%#
--------------------------------------------------------------------------------

(1) The offering price is the net asset value of the shares purchased plus any sales charge.

* The table is based on expenses incurred in the most recent fiscal year.

# Restated from the most recent fiscal year to reflect current expense arrangements.

The actual management fee is currently expected to be 0.00%, other expenses for Class A shares are expected to be 1.00% and the total annual Fund operating expenses are expected not to exceed 1.25% for Class A shares, 1.85% for Class B shares and 1.85% for Class C shares. That's because The Chase Manhattan Bank (Chase) and some of the Fund's other service providers have volunteered not to collect a portion of their fees and to reimburse others. Chase and these other service providers may end this arrangement at any time.

The table does not reflect charges or credits which you might incur if you invest through a financial institution.

CHASE VISTA FOCUS FUND

EXAMPLE This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

o  you invest $10,000

o  you sell all your shares at the end of the period

o  your investment has a 5% return each year, and

o the Fund's operating expenses are not waived and remain the same as shown above.

Although your actual costs may be higher or lower, based on these assumptions:

IF YOU SELL YOUR SHARES YOUR COSTS WOULD BE:

                    1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------
 CLASS A SHARES*    $743     $1,094    $1,469    $2,519
--------------------------------------------------------------
 CLASS B SHARES**   $728     $1,003    $1,405    $2,459***
--------------------------------------------------------------
 CLASS C SHARES**   $328     $  703    $1,205    $2,585
--------------------------------------------------------------

IF YOU DON'T SELL YOUR SHARES YOUR COSTS WOULD BE:

                    1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------
 CLASS B SHARES     $228     $703      $1,205    $2,459***
--------------------------------------------------------------
 CLASS C SHARES     $228     $703      $1,205    $2,585
--------------------------------------------------------------

  *Assumes sales charge is deducted when shares are purchased.

 **Assumes applicable deferred sales charge is deducted when shares are sold.

***Reflects conversion of Class B shares to Class A shares after they have been owned for eight years.

   The costs above are based on pre-waiver Annual Fund Operating Expenses.

CHASE VISTA EQUITY GROWTH FUND

The Fund's objective

The Fund aims to provide capital appreciation. Producing current income is a secondary objective.

The Fund's main investment strategy

The Fund seeks to achieve its objective by investing all of its investable assets in Equity Growth Portfolio, an open-end investment company which has identical investment objectives and policies as the Fund. As a result, the strategies and risks outlined below apply to Equity Growth Portfolio as well as to the Fund.

The Fund uses an active equity management style which focuses on strong earnings momentum and profitability within the universe of growth-oriented stocks. The Fund normally invests at least 70% of its total assets in equity securities.

The Fund seeks capital appreciation by emphasizing the growth sectors of the economy. It looks for companies with one or more of the following characteristics:

o a projected earnings growth rate that's greater than or equal to the equity markets in general

o a return on assets and return on equity equal to or greater than the equity markets

o  above market average price-earnings ratios

o  below-average dividend yield

o  above-average market volatility

o  a market capitalization of more than $500 million.

The Fund focuses on companies with strong earnings and high levels of profitability as well as positive industry or company characteristics.

The Fund may invest up to 30% of its total assets in foreign securities, including Depositary Receipts. Its equity investments may include convertible securities, which generally pay interest or dividends and which can be converted into common or preferred stock.

The Fund may also invest in investment grade debt securities. When the adviser wishes to limit the Fund's equity investments because of adverse market conditions, the Fund may temporarily invest any amount in investment grade debt securities. There is no restriction on the maturity of the Fund's debt portfolio or on any individual security in the portfolio.

The Fund may invest any portion of its assets that aren't in stocks or fixed income securities in high quality money market instruments and repurchase agreements. To temporarily defend its assets during adverse market conditions, the Fund may put any amount of its assets in these types of investments.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income or gain.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.[Logo]

[BEGIN SIDEBAR]

FREQUENCY OF TRADING

The Fund may trade securities actively, which could increase transaction costs (and lower performance) and increase your taxable dividends.

[END SIDEBAR]

CHASE VISTA EQUITY GROWTH FUND

The main investment risks


All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in Equity Growth Fund.

The Fund may not achieve its objective if the advisers' expectations regarding particular securities are not met.


The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.


The Fund may not achieve its objective if companies which the advisers believe will experience earnings growth do not grow as expected.

The securities of mid-capitalization companies may trade less frequently and in smaller volumes than securities of larger, more established companies. As a result, share price changes may be more sudden or more erratic. Mid-sized companies may have limited product lines, markets or financial resources, and they may depend on a small management group.


Investments in foreign securities may be riskier than investments in the U.S. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.

Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts.

In early 1999, the European Monetary Union implemented a new currency called the "euro." It is possible that the euro could increase volatility in financial markets, which could have a negative effect on the strength and value of the U.S. dollar and, as a result, the value of shares of the Fund.

The market value of convertible securities and debt securities tends to decline as interest rates increase. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and U.S. Government obligations, including where the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential return.


Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.


[BEGIN SIDEBAR]

An investment in the Fund isn't a deposit of The Chase Manhattan Bank and it isn't insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

[END SIDEBAR]

The Fund's past performance

The performance results for Class A, Class B and Class C shares of the Fund are based upon the performance of the Equity Growth Portfolio. The Equity Growth Portfolio was formed after the Chase Equity Growth Fund series of Mutual Fund Investment Trust was converted to a master/feeder structure in August 1999. The performance of Equity Portfolio Growth prior to the date of the conversion is based upon the performance of Premier class shares of the Chase Equity Growth Fund. For each class, the Equity Growth Portfolio's performance has been adjusted to reflect the class's historical expenses (absent waivers and reimbursements) at the Fund's inception. Under this method of calculating performance, the bar chart shows how the performance of the Fund's Class A shares has varied from year to year. This provides some indication of the risks of investing in the Fund. The table shows the average annual return over the past year, five years and ten years. It compares that performance to the S&P/Barra 500 Growth Index and the Lipper Large Cap Growth Fund Index.

The S&P/Barra 500 Growth Index includes S&P 500 Index securities that have high price-to-book ratios, low dividend yields and high price/earnings ratios. It's a market-weighted index, which means each stock affects the index in proportion to its market value. The Lipper Large Cap Growth Fund Index represents the average performance of a universe of actively managed funds which invest in large cap growth stocks.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than shown.[Logo]

CHASE VISTA EQUITY GROWTH FUND

YEAR-BY-YEAR RETURNS

Past performance does not predict how this Fund will perform in the future.

The performance figures in the bar chart do not reflect any deduction for the front end sales load which is assessed on Class A shares. If the load were reflected, the performance figures would have been lower.

[BEGIN LINE CHART]

1990    -2.14%
1991    31.00%
1992     5.74%
1993     1.79%
1994    -1.59%
1995    25.09%
1996    19.83%
1997    36.51%
1998    40.69%
1999    26.53%

[END LINE CHART]

-----------------------------------------
  BEST QUARTER                 27.36%
-----------------------------------------
                    4th quarter, 1998

-----------------------------------------
  WORST QUARTER               -15.76%
-----------------------------------------
                    3rd quarter, 1990

AVERAGE ANNUAL TOTAL RETURNS
For the periods ending December 31, 1999:

                                        PAST 1 YEAR     PAST 5 YEARS     PAST 10 YEARS
--------------------------------------------------------------------------------------
 CLASS A SHARES                         19.25%          27.96%           16.63%
--------------------------------------------------------------------------------------
 CLASS B SHARES                         21.21%          29.28%           17.29%
--------------------------------------------------------------------------------------
 CLASS C SHARES                         25.10%          29.40%           17.28%
--------------------------------------------------------------------------------------
 S&P/BARRA 500 GROWTH INDEX             28.25%          33.61%           20.59%
--------------------------------------------------------------------------------------
 LIPPER LARGE CAP GROWTH FUND INDEX     34.82%          30.73%           19.70%
--------------------------------------------------------------------------------------

The performance for the Class A shares reflects the deduction of the maximum front end sales load and the performance for Class B and Class C shares reflects the deduction of the applicable contingent deferred sales load.

Fees and expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                   MAXIMUM SALES CHARGE        MAXIMUM DEFERRED SALES
                   (LOAD) WHEN YOU BUY         CHARGE (LOAD) SHOWN AS
                   SHARES, SHOWN AS % OF THE   LOWER OF ORIGINAL PURCHASE
                   OFFERING PRICE(1)           PRICE OR REDEMPTION PROCEEDS
--------------------------------------------------------------------------------
 CLASS A SHARES    5.75%                       NONE
--------------------------------------------------------------------------------
 CLASS B SHARES    NONE                        5.00%
--------------------------------------------------------------------------------
 CLASS C SHARES    NONE                        1.00%
--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)*

                                                                  TOTAL ANNUAL
                    MANAGEMENT     DISTRIBUTION     OTHER         FUND OPERATING
CLASS OF SHARES     FEE            (12B-1) FEES     EXPENSES      EXPENSES
--------------------------------------------------------------------------------
 CLASS A            0.75%          0.25%            0.88%#        1.88%#
--------------------------------------------------------------------------------
 CLASS B            0.75%          0.75%            0.88%#        2.38%#
--------------------------------------------------------------------------------
 CLASS C            0.75%          0.75%            0.88%#        2.38%#
--------------------------------------------------------------------------------

(1) The offering price is the net asset value of the shares purchased plus any sales charge.

* The table is based on expenses incurred in the most recent fiscal year.

# Restated from the most recent fiscal year to reflect current expense arrangements.

The actual management fee is expected to be 0.72%, distribution fees for Class A shares are expected to be 0.00%, other expenses are expected to be 0.53% and the total annual Fund operating expenses are expected not to exceed 1.25% for Class A shares and 2.00% for Class B and 2.00% for Class C shares. That's because The Chase Manhattan Bank (Chase) and some of the Fund's other service providers have volunteered not to collect a portion of their fees and to reimburse others. Chase and these other service providers may end this arrangement at any time.

The table does not reflect charges or credits which you might incur if you invest through a financial institution.

CHASE VISTA EQUITY GROWTH FUND

EXAMPLE This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

o  you invest $10,000

o  you sell all your shares at the end of the period

o  your investment has a 5% return each year, and

o the Fund's operating expenses are before waivers and remain the same as shown above.

Although your actual costs may be higher or lower, based on these assumptions:

IF YOU SELL YOUR SHARES YOUR COSTS WOULD BE:

                    1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------
 CLASS A SHARES*     $755    $1,132    $1,533    $2,649
------------------------------------------------------------
 CLASS B SHARES**    $741    $1,042    $1,470    $2,592***
------------------------------------------------------------
 CLASS C SHARES**    $241    $  742    $1,270    $2,716
------------------------------------------------------------

IF YOU DON'T SELL YOUR SHARES YOUR COSTS WOULD BE:

                    1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------
 CLASS B SHARES     $241     $742      $1,270    $2,592***
------------------------------------------------------------
 CLASS C SHARES     $241     $742      $1,270    $2,716
------------------------------------------------------------

  *Assumes sales charge is deducted when shares are purchased.

 **Assumes applicable deferred sales charge is deducted when shares are sold.

***Reflects conversion of Class B shares to Class A shares after they have been owned for eight years.

CHASE VISTA CAPITAL GROWTH FUND

The Fund's objective

The Fund seeks capital growth over the long term.

The Fund's main investment strategy

The Fund seeks to achieve its objective by investing all of its investable assets in Capital Growth Portfolio, an open-end investment company which has identical investment objectives and policies as the Fund. As a result, the strategies and risks outlined below apply to Capital Growth Portfolio as well as to the Fund.


Under normal market conditions, the Fund invests at least 80% of its total assets in a broad portfolio of common stocks of companies with market capitalizations of $1 billion to $10 billion at the time of purchase. Market capitalization is the total market value of a company's shares.

The Fund's advisers use an active equity management style focused on investing in mid-sized companies with strong earnings prospects that are increasing their market share. The Fund emphasizes companies with strong revenue gains, positive earnings trends, value-added or niche products, dependable product or service and/or superior earnings per share compared to other mid-sized companies.

In determining whether to sell a stock, the advisers will use the same type of analysis that they use in buying stocks in order to determine whether the stock is still an attractive investment opportunity.

The Fund may invest up to 20% of its total assets in foreign securities. It may also invest up to 20% of its total assets in convertible securities, which generally pay interest or dividends and which can be converted into common or preferred stock.

The Fund's equity holdings may include real estate investment trusts (REITs), which are pools of investments primarily in income-producing real estate or loans related to real estate.

Although the Fund intends to invest primarily in equity securities, under normal market conditions it may invest up to 20% of its total assets in high quality money market instruments and repurchase agreements. To temporarily defend its assets, the Fund may put any amount of its assets in these types of investments. During unusual market conditions, the Fund may invest up to 20% of its assets in U.S. Government debt securities.


The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income or gain.


The Fund may change any of these investment policies (including its investment objective) without shareholder approval.[Logo]


[BEGIN SIDEBAR]

FREQUENCY OF TRADING

The Fund may trade securities actively, which could increase transaction costs (and lower performance) and increase your taxable dividends.

[END SIDEBAR]

CHASE VISTA CAPITAL GROWTH FUND

The Fund's main investment risks


All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in Capital Growth Fund.


The Fund may not achieve its objective if the advisers' expectations regarding particular securities or markets are not met.


The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

The Fund may not achieve its objective if securities which the advisers believe are undervalued do not appreciate as much as the advisers anticipate or if companies which the advisers believe will experience earnings growth do not grow as expected.

The securities of small or mid-sized companies may trade less frequently and in smaller volumes than securities of larger, more established companies. As a result, share price changes may be more sudden or more erratic. Small and mid-sized companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

Investments in foreign securities may be riskier than investments in the U.S. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.


In early 1999, the European Monetary Union implemented a new currency called the "euro." It is possible that the euro could increase volatility in financial markets, which could have a negative effect on the value of shares of the Fund.


The market value of convertible securities tends to decline as interest rates increase, and increase as interest rates decline. Their value also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

The value of REITs will depend on the value of the underlying properties or underlying loans. The value of REITs may decline when interest rates rise. The value of a REIT will also be affected by the real estate market and by the management of the REIT's underlying properties. REITs may be more volatile or more illiquid than other types of securities.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and U.S. Government debt securities, including where the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential return.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

The Fund is not diversified. It may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. That makes the value of its shares more sensitive to economic problems among those issuing the securities.


[BEGIN SIDEBAR]

Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, The Chase Manhattan Bank are not insured or guaranteed by the Federal Deposit Insurance Corporation, Federal Reserve Board or any other government agency.

[END SIDEBAR]

CHASE VISTA CAPITAL GROWTH FUND

The Fund's past performance

This section shows the Fund's performance record. The bar chart shows how the performance of the Fund's Class A shares has varied from year to year. This provides some indication of the risk of investing in the Fund. The table shows the average annual return over the past year, five years and 10 years. It compares that performance to the Russell 2000 Index and S&P Mid Cap 400 Index, two widely recognized market benchmarks, and the Lipper Mid-Cap Value Funds Average, representing the average performance of a universe of actively managed mid-cap value funds. In the past, the Fund has compared its performance to the Russell 2000 Index, but in the future, the Fund intends to compare its performance to the S&P Mid Cap 400 Index instead. It is believed that the new benchmark is more appropriate since it more accurately reflects the Fund's investment strategy.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.[Logo]

YEAR-BY-YEAR RETURNS

Past performance does not predict how this Fund will perform in the future.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A shares. If the load were reflected, the performance figures would have been lower.

[BEGIN LINE CHART]

1990    -5.98%
1991    70.74%
1992    12.95%
1993    20.17%
1994    -1.31%
1995    22.24%
1996    24.20%
1997    23.37%
1998     5.54%
1999    12.77%

[END LINE CHART]

-----------------------------------------
  BEST QUARTER                   26.78%
-----------------------------------------
                      1st quarter, 1991

-----------------------------------------
  WORST QUARTER                 -19.57%
-----------------------------------------
                      3rd quarter, 1998

AVERAGE ANNUAL TOTAL RETURNS
For the periods ending December 31, 1999:

                                   PAST 1 YEAR   PAST 5 YEARS   PAST 10 YEARS
--------------------------------------------------------------------------------
 CLASS A SHARES                     6.28%        16.01%         16.28%
--------------------------------------------------------------------------------
 CLASS B SHARES                     7.25%        16.60%         16.62%
--------------------------------------------------------------------------------
 CLASS C SHARES                    11.26%        16.63%         16.52%
--------------------------------------------------------------------------------
 RUSSELL 2000 INDEX                21.26%        16.89%         13.40%
--------------------------------------------------------------------------------
 LIPPER MID-CAP VALUE FUNDS AVG.    9.68%        15.86%         12.00%
--------------------------------------------------------------------------------
 S&P MIDCAP 400 INDEX              14.72%        23.05%         17.32%
--------------------------------------------------------------------------------

The performance for the Class A shares reflects the deduction of the maximum front end sales load and the performance for Class B and Class C shares reflects the deduction of the applicable contingent deferred sales load.


Class B shares were first offered on November 4, 1993. Class C shares were first offered on January 2, 1998. The performance for the period before Class B shares were launched is based on the performance of Class A shares of the Fund and the performance for the period before Class C shares were launched is based on the performance of Class A and Class B shares. The actual returns of Class B and Class C shares would have been lower than shown because Class B and Class C shares have higher expenses than Class A shares.

CHASE VISTA CAPITAL GROWTH FUND

Fees and expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                   MAXIMUM SALES CHARGE        MAXIMUM DEFERRED SALES
                   (LOAD) WHEN YOU BUY         CHARGE (LOAD) SHOWN AS
                   SHARES, SHOWN AS % OF THE   LOWER OF ORIGINAL PURCHASE
                   OFFERING PRICE(1)           PRICE OR REDEMPTION PROCEEDS
--------------------------------------------------------------------------------
 CLASS A SHARES     5.75%                       NONE
--------------------------------------------------------------------------------
 CLASS B SHARES     NONE                        5.00%
--------------------------------------------------------------------------------
 CLASS C SHARES     NONE                        1.00%
--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)*


                                                                  TOTAL ANNUAL
                    MANAGEMENT     DISTRIBUTION     OTHER         FUND OPERATING
CLASS OF SHARES     FEE            (12B-1) FEES     EXPENSES      EXPENSES
--------------------------------------------------------------------------------
CLASS A             0.40%          0.25%            0.70%#        1.35%#
--------------------------------------------------------------------------------
CLASS B             0.40%          0.75%            0.70%#        1.85%#
--------------------------------------------------------------------------------
CLASS C             0.40%          0.75%            0.70%#        1.85%#
--------------------------------------------------------------------------------



(1) The offering price is the net asset value of the shares purchased plus any sales charge.


* The table is based on expenses incurred in the most recent fiscal year.

# Restated from the most recent fiscal year to reflect current expense arrangements.


The table does not reflect charges or credits which you might incur if you invest through a financial institution.

EXAMPLE This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:


o  you invest $10,000

o  you sell all your shares at the end of the period

o  your investment has a 5% return each year, and

o  the Fund's operating expenses remain the same as shown above.

Although your actual costs may be higher or lower, based on these assumptions:

IF YOU SELL YOUR SHARES:

                     1 YEAR   3 YEARS   5 YEARS    10 YEARS
---------------------------------------------------------------
 CLASS A SHARES*     $705     $978      $1,272     $2,105
---------------------------------------------------------------
 CLASS B SHARES**    $688     $882      $1,201     $2,039***
---------------------------------------------------------------
 CLASS C SHARES**    $288     $582      $1,001     $2169
---------------------------------------------------------------

IF YOU DON'T SELL YOUR SHARES:

                     1 YEAR   3 YEARS   5 YEARS    10 YEARS
---------------------------------------------------------------
 CLASS B SHARES      $188     $582      $1,001     $2,039***
---------------------------------------------------------------
 CLASS C SHARES      $188     $582      $1,001     $2,169
---------------------------------------------------------------

  *Assumes sales charge is deducted when shares are purchased.

 **Assumes applicable deferred sales charge is deducted when shares are sold.

***Reflects conversion of Class B shares to Class A shares after they have been owned for eight years.

CHASE VISTA SMALL CAP EQUITY FUND

The Fund's objective

The Fund seeks capital growth over the long term.

The Fund's main investment strategy


Under normal market conditions, the Fund invests at least 80% of its total assets in equity securities and at least 65% of its total assets in equity securities of small cap companies. Small cap companies are companies with market capitalizations equal to those within the universe of S&P SmallCap 600 Index stocks. Market capitalization is the total market value of a company's shares.

The Fund's advisers use an active equity management style focused on companies with above market average price/earnings ratios and price/book ratios, below average dividend yield and above average market volatility. The Fund will focus on companies with high quality management, a leading or dominant position in a major product line, new or innovative products and service, or processes, a strong financial position and a relatively high rate of return of invested capital so that they can finance future growth without having to borrow extensively from outside sources. The advisers use a disciplined stock selection process which focuses on identifying attractively valued companies with positive business fundamentals. The Fund combines growth and value styles of investing.

In determining whether to sell a stock, the advisers will use the same type of analysis that they use in buying stocks in order to determine whether the stock is still an attractive investment opportunity.


The Fund is currently closed to new investors. You may only buy shares in this Fund through an account established before November 30, 1998. The Fund may modify or eliminate this policy at any time.

The Fund may invest up to 20% of it total assets in foreign securities. It may also invest up to 20% of its total assets in convertible securities, which generally pay interest or dividends and which can be converted into common or preferred stock.


The Fund's equity holdings may include real estate investment trusts (REITs), which are pools of investments primarily in income-producing real estate or loans related to real estate.


Although the Fund intends to invest primarily in equity securities, under normal market conditions it may invest up to 20% of its total assets in high quality money market instruments and repurchase agreements. To temporarily defend its assets, the Fund may put any amount of its assets in these types of investments. During unusual market conditions, the Fund may invest up to 20% of its assets in U.S. Government obligations.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income or gain.

The Fund may change any of these investment policies (but not its investment objective) without shareholder approval.[Logo]

[BEGIN SIDEBAR]

FREQUENCY OF TRADING

The Fund may trade securities actively, which could increase transaction costs (and lower performance) and increase your taxable dividends.

[END SIDEBAR]

The Fund's main investment risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in Small Cap Equity Fund.

The Fund may not achieve its objective if the advisers' expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

Because the assets in this Fund are invested mostly in small companies, the value of your investment is likely to fluctuate more dramatically than an investment in a fund which invests mostly in larger companies. That's because smaller companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of the securities. They may have limited product lines, markets or financial resources, and they may depend on a small management group.


The Fund may not achieve its objective if securities which the advisers believe are undervalued do not appreciate as much as the advisers anticipate or if companies which the advisers believe will experience earnings growth do not grow as expected.


Investments in foreign securities may be riskier than investments in the U.S. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.

In early 1999, the European Monetary Union implemented a new currency called the "euro." It is possible that the euro could increase volatility in financial markets, which could have a negative effect on the value of shares of the Fund.


The market value of convertible securities tends to decline as interest rates increase, and increase as interest rates decline. Their value also tends to change whenever the market value of the underlying common or preferred stock fluctuates.


The value of REITs will depend on the value of the underlying properties or underlying loans. The value of REITs may decline when interest rates rise. The value of a REIT will also be affected by the real estate market and by the management of the REIT's underlying properties. REITs may be more volatile or more illiquid than other types of securities.


If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and U.S. Government debt, including where the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential return.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

CHASE VISTA SMALL CAP EQUITY FUND


The Fund is not diversified. It may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. That makes the value of its shares more sensitive to economic problems among those issuing the securities.


[BEGIN SIDEBAR]

Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, The Chase Manhattan Bank are not insured or guaranteed by the Federal Deposit Insurance Corporation, Federal Reserve Board or any other government agency.

[END SIDEBAR]

The Fund's past performance

This section shows the Fund's performance record. The bar chart shows how the performance of the Fund's Class A shares has varied from year to year. This provides some indication of the risk of investing in the Fund. The table shows the average annual return over the past year, five years and since inception. It compares that performance to the Russell 2000 Index and the S&P Small Cap 600 Index, two widely recognized market benchmarks and the Lipper Small Cap Growth Funds Average, representing the average performance of a universe of actively managed small cap funds. In the past, the Fund has compared its performance to the Russell 2000 Index, but in the future, the Fund intends to compare its performance to the S&P Small Cap 600 Index instead. It is believed that the new benchmark is more appropriate since it more accurately reflects the Fund's investment strategy.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.[Logo]

YEAR-BY-YEAR RETURNS

Past performance does not predict how this Fund will perform in the future.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A shares. If the load were reflected, the performance figures would have been lower.

[BEGIN LINE CHART]

1995    54.04%
1996    28.80%
1997    17.76%
1998     3.34%
1999    13.75%

[END LINE CHART]

-----------------------------------------
  BEST QUARTER                   19.38%
-----------------------------------------
                      4th quarter, 1998

-----------------------------------------
  WORST QUARTER                 -21.13%
-----------------------------------------
                      3rd quarter, 1998

CHASE VISTA SMALL CAP EQUITY FUND

AVERAGE ANNUAL TOTAL RETURNS
For the periods ending December 31, 1999:


                                                                   SINCE
                                                                   INCEPTION
                                      PAST 1 YEAR   PAST 5 YEARS   (12/20/94)
--------------------------------------------------------------------------------
 CLASS A SHARES                        7.21%        20.95%         21.72%
--------------------------------------------------------------------------------
 CLASS B SHARES                        7.97%        21.38%         22.24%
--------------------------------------------------------------------------------
 RUSSELL 2000 INDEX                   21.26%        16.69%         16.69%
--------------------------------------------------------------------------------
 LIPPER SMALL CAP GROWTH FUNDS AVG.   62.31%        23.28%         26.41%
--------------------------------------------------------------------------------
 S&P SMALL CAP 600 INDEX              12.41%        17.05%         17.03%
--------------------------------------------------------------------------------


The performance for the Class A shares reflects the deduction of the maximum front end sales load and the performance for Class B shares reflects the deduction of the applicable contingent deferred sales load.

Class B shares were first offered March 28, 1995. The performance for the period before Class B shares were launched is based on performance for Class A shares of the Fund. The actual returns of Class B shares would have been lower than shown because Class B shares have higher expenses than Class A shares.


Fees and expenses


This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                   MAXIMUM SALES CHARGE         MAXIMUM DEFERRED SALES
                   (LOAD) WHEN YOU BUY          CHARGE (LOAD) SHOWN AS
                   SHARES, SHOWN AS % OF THE    LOWER OF ORIGINAL PURCHASE
                   OFFERING PRICE(1)            PRICE OR REDEMPTION PROCEEDS
--------------------------------------------------------------------------------
 CLASS A SHARES    5.75%                        NONE
--------------------------------------------------------------------------------
 CLASS B SHARES    NONE                         5.00%
--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)*

                                                                 TOTAL ANNUAL
                    MANAGEMENT     DISTRIBUTION     OTHER        FUND OPERATING
CLASS OF SHARES     FEE            (12B-1) FEES     EXPENSES     EXPENSES
--------------------------------------------------------------------------------
CLASS A             0.65%          0.25%            0.55%#       1.45%#
--------------------------------------------------------------------------------
CLASS B             0.65%          0.75%            0.78%#       2.18%#
--------------------------------------------------------------------------------

(1) The offering price is the net asset value of the shares purchased plus any sales charge.

* The table is based on expenses incurred in the most recent fiscal year.

# Restated from the most recent fiscal year to reflect current expense arrangements.

  The table does not reflect charges or credits which you might incur if you invest through a financial institution.

EXAMPLE This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

o  you invest $10,000

o  you sell all your shares at the end of the period

o  your investment has a 5% return each year, and

o  the Fund's operating expenses remain the same as shown above.

Although your actual costs may be higher or lower, based on these assumptions:

IF YOU SELL YOUR SHARES:

                     1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------
 CLASS A SHARES*     $714     $1,007    $1,322    $2,210
--------------------------------------------------------------
 CLASS B SHARES**    $721     $  982    $1,369    $2,329***
--------------------------------------------------------------

IF YOU DON'T SELL YOUR SHARES:



                     1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------
 CLASS B SHARES      $221     $682      $1,169    $2,329***
--------------------------------------------------------------

  *Assumes sales charge is deducted when shares are purchased.

 **Assumes applicable deferred sales charge is deducted when shares are sold.

***Reflects conversion of Class B shares to Class A shares after they have been owned for eight years.

CHASE VISTA SMALL CAP OPPORTUNITIES FUND

The Fund's objective

The Fund seeks capital growth over the long term.

The Fund's main investment strategy


Under normal market conditions, the Fund invests at least 80% of its assets in equity securities and at least 65% of its total assets in equity securities of small cap companies. Small cap companies are companies with market capitalizations equal to those within the universe of S&P SmallCap 600 Index stocks. Market capitalization is the total market value of a company's shares.

The Fund's advisers apply an active equity management style focused on investing in small sized growth companies with strong earnings prospects that are increasing their market share. The Fund emphasizes companies with accelerating revenue growth, sustainable earnings trends, a strong management team and attractive profitability characteristics such as dominant market share, proprietary technology, new product cycle, barriers to entry and modest financial leverage.


In determining whether to sell a stock, the advisers will use the same type of analysis that they use in buying a stock in order to determine if the stock is still an attractive investment opportunity.


To maintain investment flexibility, the Fund may stop accepting new investors once the Fund's net assets reach approximately $1 billion. If that happens, existing shareholders would still be able to buy additional Fund shares.

The Fund may invest up to 20% of its total assets in foreign securities. It may also invest up to 20% of its total assets in convertible securities, which generally pay interest or dividends and which can be converted into common or preferred stock.

The Fund's equity holdings may include real estate investment trusts (REITs), which are pools of investments primarily in income-producing real estate or loans related to real estate.

Although the Fund intends to invest primarily in equity securities, under normal market conditions it may invest up to 20% of its total assets in high quality money market instruments and repurchase agreements. To temporarily defend its assets, the Fund may put any amount of its assets in these types of investments. During unusual market conditions, the Fund may invest up to 20% of its assets in U.S. Government debt securities.


The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income or gain.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.[Logo]

[BEGIN SIDEBAR]

FREQUENCY OF TRADING

The Fund may trade securities actively, which could increase transaction costs (and lower performance) and increase your taxable dividends.

[END SIDEBAR]

The Fund's main investment risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in Small Cap Opportunities Fund.

The Fund may not achieve its objective if the advisers' expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

Because the assets in this Fund are invested mostly in smaller companies, the value of your investment is likely to fluctuate more dramatically than an investment in a fund which invests mostly in larger companies. That's because smaller companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of the securities. They may have limited product lines, markets or financial resources, and they may depend on a small management group.


The Fund may not achieve its objective if companies which the advisers believe will experience earnings growth do not grow as expected.

Investments in foreign securities may be riskier than investments in the U.S. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differ-ing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.


In early 1999, the European Monetary Union implemented a new currency called the "euro." It is possible that the euro could increase volatility in financial markets, which could have a negative effect on the value of shares of the Fund.


The market value of convertible securities tends to decline as interest rates increase, and increase as interest rates decline. Their value also tends to change whenever the market value of the underlying common or preferred stock fluctuates.


The value of REITs will depend on the value of the underlying properties or underlying loans. The value of REITs may decline when interest rates rise. The value of a REIT will also be affected by the real estate market and by the management of the REIT's underlying properties. REITs may be more volatile or more illiquid than other types of securities.


If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and U.S. Government debt, including where the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential return.


Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

CHASE VISTA SMALL CAP OPPORTUNITIES FUND


The Fund is not diversified. It may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. That makes the value of its shares more sensitive to economic problems among those issuing the securities.


[BEGIN SIDEBAR]

Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, The Chase Manhattan Bank are not insured or guaranteed by the Federal Deposit Insurance Corporation, Federal Reserve Board or any other government agency.

[END SIDEBAR]

Fund's past performance

This section shows the Fund's performance record. The bar chart shows how the performance of the Fund's Class A shares has varied from year to year. This provides some indication of the risk of investing in the Fund. The table shows the average annual return over the past year and since inception. It compares that performance to the Russell 2000 Index and S&P/Barra Small Cap 600 Growth Index, two widely recognized market benchmarks, and the Lipper Small Cap Growth Funds Average, representing the average performance of a universe of actively managed small cap funds. In the past, the Fund has compared its performance to the Russell 2000 Index, but in the future, the Fund intends to compare its performance to the S&P/Barra Small Cap 600 Growth Index instead. It is believed that the new benchmark is more appropriate since it more accurately reflects the Fund's investment strategy.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.[Logo]

YEAR-BY-YEAR RETURNS

Past performance does not predict how this Fund will perform in the future.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A shares. If the load were reflected, the performance figures would have been lower.

[BEGIN LINE CHART]

1998    13.46%
1999    30.13%

[END LINE CHART]

-----------------------------------------
  BEST QUARTER                   24.00%
-----------------------------------------
                      4th quarter, 1999

-----------------------------------------
  WORST QUARTER                 -18.98%
-----------------------------------------
                      3rd quarter, 1998

AVERAGE ANNUAL TOTAL RETURNS
For the periods ending December 31, 1999:


                                                          SINCE
                                                          INCEPTION
                                          PAST 1 YEAR     (5/19/97)
-------------------------------------------------------------------
 CLASS A SHARES                           22.64%          26.75%
-------------------------------------------------------------------
 CLASS B SHARES                           24.20%          27.97%
-------------------------------------------------------------------
 CLASS C SHARES                           28.15%          28.69%
-------------------------------------------------------------------
 RUSSELL 2000 INDEX                       21.26%          12.87%
-------------------------------------------------------------------
 LIPPER SMALL CAP GROWTH FUNDS AVG.       62.31%          29.74%
-------------------------------------------------------------------
 S&P/BARRA SMALL CAP 600 GROWTH INDEX     19.57%          16.59%
-------------------------------------------------------------------


The performance for the Class A shares reflects the deduction of the maximum front end sales load and the performance for Class B and Class C shares reflects the deduction of the applicable contingent deferred sales load.

Class C shares were first offered on January 7, 1998. The performance for the period before Class C shares were launched is based on the performance for Class B shares of the Fund.

CHASE VISTA SMALL CAP OPPORTUNITIES FUND


Fees and expenses


This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                   MAXIMUM SALES CHARGE         MAXIMUM DEFERRED SALES
                   (LOAD) WHEN YOU BUY          CHARGE (LOAD) SHOWN AS
                   SHARES, SHOWN AS % OF THE    LOWER OF ORIGINAL PURCHASE
                   OFFERING PRICE(1)            PRICE OR REDEMPTION PROCEEDS
--------------------------------------------------------------------------------
 CLASS A SHARES     5.75%                        NONE
--------------------------------------------------------------------------------
 CLASS B SHARES     NONE                         5.00%
--------------------------------------------------------------------------------
 CLASS C SHARES     NONE                         1.00%
--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)*

                                                                   TOTAL ANNUAL
                    MANAGEMENT     DISTRIBUTION     OTHER          FUND OPERATING
CLASS OF SHARES     FEE            (12B-1) FEES     EXPENSES       EXPENSES
--------------------------------------------------------------------------------
CLASS A             0.65%          0.25%            1.04%#         1.94%#
--------------------------------------------------------------------------------
CLASS B             0.65%          0.75%            1.04%#         2.44%#
--------------------------------------------------------------------------------
CLASS C             0.65%          0.75%            1.04%#         2.44%#
--------------------------------------------------------------------------------

(1) The offering price is the net asset value of the shares purchased plus any sales charge.

* The table is based on expenses incurred in the most recent fiscal year.

# Restated from the most recent fiscal year to reflect current expense arrangements.

The actual management fee is currently expected to be 0.45%, other expenses for Class A shares are expected to be 0.80% and the total annual Fund operating expenses are expected not to exceed 1.50% for Class A shares, 2.24% for Class B shares and 2.24% for Class C shares. That's because The Chase Manhattan Bank (Chase) and some of the Fund's other service providers have volunteered not to collect a portion of their fees and to reimburse others. Chase and these other service providers may end this arrangement at any time.

The table does not reflect charges or credits which you might incur if you invest through a financial institution.

EXAMPLE This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

o  you invest $10,000

o  you sell all your shares at the end of the period

o  your investment has a 5% return each year, and

o the Fund's operating expenses are not waived and remain the same as shown above.

Although your actual costs may be higher or lower, based on these assumptions:

IF YOU SELL YOUR SHARES YOUR COSTS WOULD BE:

                     1 YEAR   3 YEARS   5 YEARS    10 YEARS
----------------------------------------------------------------
 CLASS A SHARES*     $761     $1,149    $1,562     $2,709
----------------------------------------------------------------
 CLASS B SHARES**    $747     $1,061    $1,501     $2,653***
----------------------------------------------------------------
 CLASS C SHARES**    $347     $  761    $1,301     $2,776
----------------------------------------------------------------

IF YOU DON'T SELL YOUR SHARES YOUR COSTS WOULD BE:

                     1 YEAR   3 YEARS   5 YEARS    10 YEARS
----------------------------------------------------------------
 CLASS B SHARES      $247     $761      $1,301     $2,653***
----------------------------------------------------------------
 CLASS C SHARES      $247     $761      $1,301     $2,776
----------------------------------------------------------------

  *Assumes sales charge is deducted when shares are purchased.

 **Assumes applicable deferred sales charge is deducted when shares are sold.

***Reflects conversion of Class B shares to Class A shares after they have been owned for eight years.

   The costs above are based on pre-waiver Annual Fund Operating Expenses.

CHASE VISTA INTERNATIONAL EQUITY FUND

The Fund's objective

The Fund seeks total return from long-term capital growth and income. Total return consists of capital growth and current income.

The Fund's main investment strategy

The Fund seeks to achieve its objective by investing all of its investable assets in International Equity Portfolio, an open-end investment company which has identical investment objectives and policies as the Fund. As a result, the strategies and risks outlined below apply to International Equity Portfolio as well as to the Fund.

Under normal conditions, the Fund will invest at least 65% of its total assets in a broad portfolio of equity securities of established foreign companies of various sizes, including foreign subsidiaries of U.S. companies. Equity securities include common stocks, preferred stocks, securities that are convertible into common stocks and warrants to purchase common stocks. These investments may take the form of depositary receipts.

The Fund's advisers seek to identify those countries and industries where political and economic factors, including currency changes, are likely to produce above-average growth rates. Then the advisers try to identify companies within those countries and industries that are poised to take advantage of those political and economic conditions.

The Fund's advisers will seek to select issuers in several countries--at least three other than the U.S. However, the Fund may invest a substantial part of its assets in just one country.

The Fund intends to invest in companies or governments in the following countries or regions: the Far East (including Japan, Hong Kong, Singapore and Malaysia), Western Europe (including the United Kingdom, Germany, Netherlands, France, Switzerland, Italy and Spain), Scandinavia, Australia, Canada and other countries or areas that the advisers may select from time to time. A substantial part of the Fund's assets may be invested in companies based in Japan, the United Kingdom, and other countries who are heavily represented in an index called the Morgan Stanley Capital International, Europe, Australia and Far East Index. However, the Fund may also invest in companies or governments in developing countries.

The Fund may invest in securities denominated in U.S. dollars, major reserve currencies and currencies of other countries in which it can invest. The advisers may adjust the Fund's exposure to each currency based on their view of the markets and issuers. They will decide how much to invest in the securities of a particular currency or country by evaluating the yield and potential growth of an investment, as well as the relationship between the currency and the U.S. dollar. They may increase or decrease the emphasis on a type of security, industry, country or currency, based on their analysis of a variety of economic factors, including fundamental economic strength, earnings growth, quality of management, industry growth, credit quality and interest rate trends. The Fund may purchase securities where the issuer is located in one country but the security is denominated in another.

[BEGIN SIDEBAR]

FREQUENCY OF TRADING

The Fund may trade securities actively, which could increase transaction costs (and lower performance) and increase your taxable dividends.

[END SIDEBAR]

While the Fund invests primarily in equities, it may also invest in investment-grade debt securities. Investment grade means a rating of Baa or higher by Moody's Investors Service, Inc., BBB or higher by Standard & Poor's Corporation or the equivalent by another national rating organization or unrated securities of comparable quality. No more than 25% of the Fund's net assets will be invested in debt securities denominated in a currency other than the U.S. dollar. No more than 25% of the Fund's net assets will be invested in debt securities issued by a single foreign government or international organization, such as the World Bank.


While the Fund intends to invest primarily in stocks and investment-grade debt securities, under normal market conditions it is permitted to invest up to 35% of its total assets in high-quality money-market instruments and repurchase agreements. To temporarily defend its assets, the Fund may invest any amount of its assets in these instruments. During unusual market conditions, the Fund may invest up to 20% of its assets in U.S. Government debt securities.


Where the capital markets in certain countries are either less developed or not easy to access, the Fund may invest in these countries by investing in closed-end investment companies which are authorized to invest in those countries.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income or gain.

The Fund may change any of these investment policies (but not its investment objective) without shareholder approval.[Logo]


The Fund's main investment risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the International Equity Fund.


The Fund may not achieve its objective if the advisers' expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.


Because the Fund invests mostly in securities of issuers outside the U.S., an investment in the Fund is riskier than an investment in a U.S. equity fund.

Investments in foreign securities may be riskier than investments in the United States. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.

Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts.

CHASE VISTA INTERNATIONAL EQUITY FUND

The Fund's investments in developing countries could lead to more volatility in the value of the Fund's shares. As mentioned above, the normal risks of investing in foreign countries are heightened when investing in developing countries. In addition, the small size of securities markets and the low trading volume may lead to a lack of liquidity, which leads to increased volatility. Also, developing countries may not provide adequate legal protection for private or foreign investment or private property.

In early 1999, the European Monetary Union implemented a new currency called the "euro." It is possible that the euro could increase volatility in financial markets worldwide, which could have a negative effect on the value of shares of the Fund.

Because the Fund may invest in small companies, the value of your investment may fluctuate more dramatically than an investment in a fund which does not invest in small companies. That's because small companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of their securities. They may have limited product lines, markets or financial resources, and they may depend on a small management group.


The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates. Securities which are rated Baa by Moody's or BBB by S&P may have fewer protective provisions than higher rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.


If the Fund invests in closed-end investment companies, it may incur added expenses such as additional management fees and trading costs.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including where the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential return.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.


The Fund is not diversified. It may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. That makes the value of its shares more sensitive to economic problems among those issuing the securities.[Logo]


[BEGIN SIDEBAR]

An investment in the Fund isn't a deposit of The Chase Manhattan Bank and it isn't insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

[END SIDEBAR]

The Fund's past performance

This section shows the Fund's performance record. The bar chart shows how the performance of the Fund's Class A shares has varied from year to year. This provides some indication of the risk of investing in the Fund. The table shows the average annual return in the past year, five years and since inception. It compares that performance to the Morgan Stanley Capital International Europe, Australia and Far East Index, a widely recognized market benchmark, and the Lipper International Funds Average, representing the average performance of a universe of actively managed international stock funds.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.[Logo]

YEAR-BY-YEAR RETURNS

Past performance does not predict how this Fund will perform in the future.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A shares. If the load were reflected, the performance figures would have been lower.

[BEGIN LINE CHART]

1993    21.44%
1994    -4.33%
1995     5.89%
1996     6.03%
1997    -1.01%
1998    12.42%
1999    36.90%

[END LINE CHART]

-----------------------------------------
  BEST QUARTER                   28.82%
-----------------------------------------
                      4th quarter, 1999

-----------------------------------------
  WORST QUARTER                 -18.99%
-----------------------------------------
                      3rd quarter, 1998

AVERAGE ANNUAL TOTAL RETURNS

For the periods ending December 31, 1999:

                                                              SINCE INCEPTION
                             PAST 1 YEAR     PAST 5 YEARS     (12/31/92)
--------------------------------------------------------------------------------
 CLASS A SHARES              29.03%          10.02%            9.38%
--------------------------------------------------------------------------------
 CLASS B SHARES              31.17%          10.52%            9.82%
--------------------------------------------------------------------------------
 MSCI EAFE INDEX             27.30%          13.15%           15.02%
--------------------------------------------------------------------------------
 LIPPER INT'L FUNDS AVG.     40.81%          15.05%           15.60%
--------------------------------------------------------------------------------

The performance for the Class A shares reflects the deduction of the maximum front end sales load and the performance for Class B shares reflects the deduction of the applicable contingent deferred sales load.

Class B shares were first offered on November 4, 1993. The performance for the period before Class B shares were launched is based on the performance of Class A shares of the Fund. The actual returns of Class B shares would have been lower than shown because Class B shares have higher expenses than Class A shares.

CHASE VISTA INTERNATIONAL EQUITY FUND

Fees and expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                   MAXIMUM DEFERRED SALES
                   MAXIMUM SALES CHARGE (LOAD)     CHARGE (LOAD) SHOWN AS
                   WHEN YOU BUY SHARES, SHOWN      LOWER OF ORIGINAL PURCHASE
                   AS % OF THE OFFERING PRICE(1)   PRICE OR REDEMPTION PROCEEDS
--------------------------------------------------------------------------------
 CLASS A SHARES    5.75%                           NONE
--------------------------------------------------------------------------------
 CLASS B SHARES    NONE                            5.00%
--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)*

                                                                  TOTAL ANNUAL
                    MANAGEMENT     DISTRIBUTION     OTHER         FUND OPERATING
CLASS OF SHARES     FEE            (12B-1) FEES     EXPENSES      EXPENSES
--------------------------------------------------------------------------------
 CLASS A            1.00%          0.25%            1.75%#        3.00%#
--------------------------------------------------------------------------------
 CLASS B            1.00%          0.75%            1.75%#        3.50%#
--------------------------------------------------------------------------------

(1) The offering price is the net asset value of the shares purchased plus any sales charge.

* The table is based on expenses incurred in the most recent fiscal year.

# Restated from the most recent fiscal year to reflect current expense arrangements.

The actual management fee is currently expected to be 0.00% and the total annual Fund operating expenses are expected not to exceed 2.00% for Class A shares and 2.50% for Class B shares. That's because The Chase Manhattan Bank (Chase) and some of the Fund's other service providers have volunteered not to collect a portion of their fees and to reimburse others. Chase and these other service providers may end this arrangement at any time.

The table does not reflect charges or credits which you might incur if you invest through a financial institution.

EXAMPLE This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

o  you invest $10,000

o  you sell all your shares at the end of the period

o  your investment has a 5% return each year, and

o the Fund's operating expenses are not waived and remain the same as shown above.

Although your actual costs may be higher or lower, based on these assumptions:

IF YOU SELL YOUR SHARES YOUR COSTS WOULD BE:

                     1 YEAR   3 YEARS   5 YEARS    10 YEARS
-------------------------------------------------------------
 CLASS A SHARES*     $861     $1,449    $2,061     $3,702
-------------------------------------------------------------
 CLASS B SHARES**    $853     $1,374    $2,017     $3,663***
-------------------------------------------------------------

IF YOU DON'T SELL YOUR SHARES YOUR COSTS WOULD BE:

                     1 YEAR   3 YEARS   5 YEARS    10 YEARS
-------------------------------------------------------------
 CLASS B SHARES      $353     $1,074    $1,817     $3,663***
-------------------------------------------------------------

  *Assumes sales charge is deducted when shares are purchased.

 **Assumes applicable deferred sales charge is deducted when shares are sold.

***Reflects conversion of Class B shares to Class A shares after they have been owned for eight years.

   The costs above are based on pre-waiver Annual Fund Operating Expenses.

CHASE VISTA EUROPEAN FUND

The Fund's objective

The Fund seeks total return from long-term capital growth. Total return consists of capital growth and current income.

The Fund's main investment strategy

The Fund will invest primarily in equity securities issued by companies with principal business activities in Western Europe. Under normal market conditions, the Fund invests at least 65% of its total assets in equity securities of European issuers. Equity securities include common stocks, preferred stocks, securities that are convertible into common stocks and warrants to buy common stocks. These investments may take the form of depositary receipts.

The Fund's advisers seek to identify those Western European countries and industries where political and economic factors, including currency changes, are likely to produce above-average growth rates. Then the advisers try to identify companies within those countries and industries that are poised to take advantage of those political and economic conditions. The Fund will continually review economic and political events in the countries in which it invests.

The Fund may invest in Austria, Belgium, Denmark, Germany, Finland, France, Greece, Ireland, Italy, Luxembourg, Netherlands, Norway, Portugal, Spain, Sweden, Switzerland, and the United Kingdom, as well as other Western European countries which the advisers think are appropriate. In addition, the Fund may invest up to 8% of its total assets in equity securities of emerging market European issuers. These countries may include Poland, the Czech Republic, Hungary and other similar countries which the advisers think are appropriate.

The Fund may invest in securities denominated in U.S. dollars, major reserve currencies and currencies of other countries in which it can invest. The advisers may adjust the Fund's exposure to each currency based on their view of the markets and issuers. They will decide how much to invest in the securities of a particular currency or country by evaluating the yield and potential growth of an investment, as well as the relationship between the currency and the U.S. dollar. They may increase or decrease the emphasis on a type of security, industry, country or currency, based on their analysis of a variety of economic factors, including fundamental economic strength, earnings growth, quality of management, industry growth, credit quality and interest rate trends. The Fund may purchase securities where the issuer is located in one country but the security is denominated in another.

While the Fund's assets will usually be invested in a number of different Western European countries, the Fund's advisers may at times invest most or all of the assets in a limited number of these countries. The Fund will, however, try to choose a wide range of industries and companies of varying sizes.


While the Fund invests primarily in equities, it may also invest in investment-grade debt securities. No more than 25%


[BEGIN SIDEBAR]

FREQUENCY OF TRADING

The Fund may trade securities actively, which could increase transaction costs (and lower performance) and increase your taxable dividends.

[END SIDEBAR]
of the Fund's net assets will be invested in debt securities denominated in a currency other than the U.S. dollar. No more than 25% of the Fund's net assets will be invested in debt securities issued by a single foreign government or international organization, such as the World Bank.

While the Fund intends to invest primarily in stocks and investment-grade debt securities, under normal market conditions it is permitted to invest up to 35% of its total assets in high-quality money market instruments and repurchase agreements. To temporarily defend its assets, the Fund may invest any amount of its assets in these instruments and in debt securities issued by supranational organizations and companies and governments of countries in which the Fund can invest and short-term debt instruments issued or guaranteed by the government of any member of the Organization for Economic Cooperation and Development. These debt securities may be in various currencies. During unusual market conditions, the Fund may invest up to 20% of its assets in U.S. Government debt securities.

Where the capital markets in certain countries are either less developed or not easy to access, the Fund may invest in these countries by investing in closed-end investment companies which are authorized to invest in those countries.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income or gain.

The Fund may change any of these investment policies (but not its investment objective) without shareholder approval.[Logo]

The Fund's main investment risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the European Fund.

The Fund may not achieve its objective if the advisers' expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

Because the Fund invests mostly in securities of issuers outside the U.S., an investment in the Fund is riskier than an investment in a U.S. equity fund. Investments in foreign securities may be riskier than investments in the United States. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.

Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts.

[BEGIN SIDEBAR]

An investment in the Fund isn't a deposit of The Chase Manhattan Bank and it isn't insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

[END SIDEBAR]

CHASE VISTA EUROPEAN FUND

The Fund's investments in developing countries could lead to more volatility in the value of the Fund's shares. As mentioned above, the normal risks of investing in foreign countries are heightened when investing in developing countries. In addition, the small size of securities markets and the low trading volume may lead to a lack of liquidity, which leads to increased volatility. Also, developing countries may not provide adequate legal protection for private or foreign investment or private property.

The Fund's performance will be affected by political, social and economic conditions in Europe, such as growth of the economic output (the Gross National Product), the rate of inflation, the rate at which capital is reinvested into European economies, the resource self-sufficiency of European countries and interest and monetary exchange rates between European countries.

In early 1999, the European Monetary Union implemented a new currency called the "euro." It is possible that the euro could increase volatility in financial markets, which could have a negative effect on the strength and value of the U.S. dollar and, as a result, the value of shares of the Fund.

Because the Fund may invest in small companies, the value of your investment may fluctuate more dramatically than an investment in a fund which does not invest in small companies. That's because small companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of their securities. They may have limited product lines, markets or financial resources, and they may depend on a small management group.

The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates. Securities which are rated Baa by Moody's or BBB by S&P may have fewer protective provisions than higher rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.

If the Fund invests in closed-end investment companies, it may incur added expenses such as additional management fees and trading costs.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including where the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential return.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.


The Fund is not diversified. It may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. That makes the value of its shares more sensitive to economic problems among those issuing the securities.[Logo]

Fund's past performance

This section shows the Fund's performance record. The bar chart shows how the performance of the Fund's Class A shares has varied from year to year. This provides some indication of the risk of investing in the Fund. The table shows the average annual return in the past year and since the launch of the Fund. It compares that performance to Morgan Stanley Capital International Europe Index, a widely recognized market benchmark, and the Lipper European Funds Average, representing the average performance of a universe of actively managed funds that invest in European stocks.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.[Logo]

YEAR-BY-YEAR RETURNS

Past performance does not predict how this Fund will perform in the future.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A shares. If the load were reflected, the performance figures would have been lower.

[BEGIN LINE CHART]

1996    28.10%
1997    21.38%
1998    28.17%
1999    36.06%

[END LINE CHART]

-----------------------------------------
  BEST QUARTER                   33.36%
-----------------------------------------
                      4th quarter, 1999

-----------------------------------------
  WORST QUARTER                 -16.97%
-----------------------------------------
                      3rd quarter, 1998

AVERAGE ANNUAL TOTAL RETURNS

For the periods ending December 31, 1999:

                                                        SINCE INCEPTION
                                        PAST 1 YEAR     (11/02/95)
-------------------------------------------------------------------------
 CLASS A SHARES                         28.24%          25.82%
-------------------------------------------------------------------------
 CLASS B SHARES                         30.16%          26.51%
-------------------------------------------------------------------------
 CLASS C SHARES                         34.16%          26.74%
-------------------------------------------------------------------------
 MSCI EUROPE INDEX                      16.23%          21.45%
-------------------------------------------------------------------------
 LIPPER EUROPEAN FUNDS AVERAGE          24.39%          21.64%
-------------------------------------------------------------------------

The performance for the Class A shares reflects the deduction of the maximum front end sales load and the performance for Class B and Class C shares reflects the deduction of the applicable contingent deferred sales load.

Class B shares were first offered on November 3, 1995. Class C shares were first offered on November 1, 1998. The performance for the period before Class C shares were launched is based on the performance of Class B shares of the Fund.

CHASE VISTA EUROPEAN FUND

Fees and expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                   MAXIMUM DEFERRED SALES
                   MAXIMUM SALES CHARGE (LOAD)     CHARGE (LOAD) SHOWN AS
                   WHEN YOU BUY SHARES, SHOWN      LOWER OF ORIGINAL PURCHASE
                   AS % OF THE OFFERING PRICE(1)   PRICE OR REDEMPTION PROCEEDS
--------------------------------------------------------------------------------
 CLASS A SHARES    5.75%                           NONE
--------------------------------------------------------------------------------
 CLASS B SHARES    NONE                            5.00%
--------------------------------------------------------------------------------
 CLASS C SHARES    NONE                            1.00%
--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)*

                                                                  TOTAL ANNUAL
                    MANAGEMENT     DISTRIBUTION     OTHER         FUND OPERATING
CLASS OF SHARES     FEE            (12B-1) FEES     EXPENSES      EXPENSES
--------------------------------------------------------------------------------
CLASS A             1.00%          0.25%            0.85%#         2.10%#
--------------------------------------------------------------------------------
CLASS B             1.00%          0.75%            1.10%#         2.85%#
--------------------------------------------------------------------------------
CLASS C             1.00%          0.75%            1.10%#         2.85%#
--------------------------------------------------------------------------------

(1) The offering price is the net asset value of the shares purchased plus any sales charge.

* The table is based on expenses incurred in the most recent fiscal year.

# Restated from the most recent fiscal year to reflect current expense arrangements.

The actual management fee is currently expected to be 0.65% and the total annual Fund operating expenses are expected not to exceed 1.75% for Class A shares and 2.50% for Class B and 2.50% for Class C shares. That's because The Chase Manhattan Bank (Chase) and some of the Fund's other service providers have volunteered not to collect a portion of their fees and to reimburse others. Chase and these other service providers may end this arrangement at any time.

The table does not reflect charges or credits which you might incur if you invest through a financial institution.

EXAMPLE This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

o  you invest $10,000

o  you sell all your shares at the end of the period

o  your investment has a 5% return each year, and

o the Fund's operating expenses are not waived and remain the same as shown above.

Although your actual costs may be higher or lower, based on these assumptions:

IF YOU SELL YOUR SHARES YOUR COSTS WOULD BE:

                     1 YEAR   3 YEARS   5 YEARS    10 YEARS
--------------------------------------------------------------
 CLASS A SHARES*     $776     $1,195    $1,639     $2,866
--------------------------------------------------------------
 CLASS B SHARES**    $788     $1,183    $1,704     $2,998***
--------------------------------------------------------------
 CLASS C SHARES**    $388     $  883    $1,504     $3,176
--------------------------------------------------------------

IF YOU DON'T SELL YOUR SHARES YOUR COSTS WOULD BE:

                     1 YEAR   3 YEARS   5 YEARS    10 YEARS
--------------------------------------------------------------
 CLASS B SHARES      $288     $883      $1,504     $2,998***
--------------------------------------------------------------
 CLASS C SHARES      $288     $883      $1,504     $3,176
--------------------------------------------------------------

  *Assumes sales charge is deducted when shares are purchased.

 **Assumes applicable deferred sales charge is deducted when shares are sold.

***Reflects conversion of Class B shares to Class A shares after they have been owned for eight years.

   The costs above are based on pre-waiver Annual Fund Operating Expenses.

CHASE VISTA JAPAN FUND

The Fund's objective

The Fund seeks total return from long-term capital growth. Total return consists of capital growth and current income.

The Fund's main investment strategy

The Fund will invest principally in equity securities of foreign companies located throughout the Pacific and Far East. Under normal conditions, the Fund will invest at least 65% of its total assets in equity securities of issuers in Japan. The Fund may, from time to time, also invest in securities traded in other markets of the Pacific and the Far East. Under current market conditions, the Fund's advisers anticipate that most of the Fund's assets will be invested in securities traded on Japanese markets. These investments may take the form of depositary receipts.

Equity securities include common stocks, preferred stocks, securities that are convertible into common stocks and warrants to buy common stocks.

The Fund's advisers seek to identify those industries where economic factors are likely to produce above-average growth rates. Then the advisers try to identify companies within those industries that are poised to take advantage of those economic conditions.

The Fund may invest in securities denominated in U.S. dollars, major reserve currencies and currencies of other countries in which it can invest. The advisers may adjust the Fund's exposure to each currency based on their view of the markets and issuers. They will decide how much to invest in the securities of a particular currency or country by evaluating the yield and potential growth of an investment, as well as the relationship between the currency and the U.S. dollar. They may increase or decrease the emphasis on a type of security, industry, country or currency, based on their analysis of a variety of economic factors, including fundamental economic strength, earnings growth, quality of management, industry growth, credit quality and interest rate trends. The Fund may purchase securities where the issuer is located in one country but the security is denominated in another. While the Fund is not limited in the amount it invests in any one country, it will try to choose a wide range of industries and companies of varying sizes.

While the Fund invests primarily in equities, it may also invest in investment-grade debt securities. Investment grade means a rating of Baa or higher by Moody's Investors Service, Inc., BBB or higher by Standard & Poor's Corporation or the equivalent by another national rating organization or unrated securities of comparable quality.

While the Fund intends to invest primarily in stocks and investment-grade debt securities, under normal market conditions it is permitted to invest up to 35% of its total assets in high-quality money-market instruments and repurchase agreements. To temporarily defend its assets, the Fund may invest any amount of its assets in these instruments and in debt securities issued by supranational organizations and companies and governments of countries in which the Fund can invest and short-term debt instruments issued or guaranteed by the government of any member of the Organization for Economic Cooperation and Development. These debt securities may be in various currencies. During unusual market conditions, the Fund may invest up to 20% of its assets in U.S. Government debt securities.

Where the capital markets in certain countries are either less developed or not easy to access, the Fund may invest in these countries by investing in closed-end investment companies which are authorized to invest in those countries.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income or gain.

The Fund may change any of these investment policies (but not its investment objective) without shareholder approval.[Logo]

[BEGIN SIDEBAR]

FREQUENCY OF TRADING

The Fund may trade securities actively, which could increase transaction costs (and lower performance) and increase your taxable dividends.

[END SIDEBAR]

The Fund's main investment risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Japan Fund.

The Fund may not achieve its objective if the advisers' expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

Because the Fund invests mostly in securities of issuers outside the U.S., an investment in the Fund is riskier than an investment in a U.S. equity fund. Investing in this Fund has added risk because of political and economic factors in Japan.

Investments in foreign securities may be riskier than investments in the United States. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.

Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts.

[BEGIN SIDEBAR]

An investment in the Fund isn't a deposit of The Chase Manhattan Bank and it isn't insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

[END SIDEBAR]

CHASE VISTA JAPAN FUND

The Fund's investments in developing countries could lead to more volatility in the value of the Fund's shares. As mentioned above, the normal risks of investing in foreign countries are heightened when investing in developing countries. In addition, the small size of securities markets and the low trading volume may lead to a lack of liquidity, which leads to increased volatility. Also, developing countries may not provide adequate legal protection for private or foreign investment or private property.

The Fund's performance will be affected by political, social and economic conditions in Japan. In addition, while the Fund invests primarily in Japanese securities, the Japanese economy may be affected by Southeast Asian consumer demands and the state of Southeast Asian economies.

The Japanese economy and financial markets have experienced considerable difficulty since 1990. The Japanese stock market, as measured by the Tokyo Stock Price Index, has been volatile. After increasing by over 500% in the 1980s, it has fallen more than half since then. This decline in the Tokyo stock market has made the country's banks and financial institutions vulnerable because of their large share portfolios. Japanese banks have been left with large numbers of non-performing loans. In addition, the Japanese economy labors under a heavy government budget deficit and historically low interest rates. As a result of these factors, several high-profile bankruptcies of Japanese banks, brokerage firms and insurance companies have occurred.

Although the Japanese yen has generally gone up against the U.S. dollar, in recent years it has fluctuated, and has even declined. The Japanese yen might also be hurt by the currency difficulties of other countries in Southeast Asia. Devaluation of the yen, and any other currencies in which the Fund's securities are denominated, will hurt the Fund's value.

Japan's relationship with its main trading partners, particularly the U.S., is in a difficult phase. This is because Japan sells far more highly visible products such as automobiles than it buys. The trade imbalance is the largest with the U.S. Japan's economy is also affected by economic trouble in Southeast Asian countries since the demand for Japanese exports fluctuates and since many Japanese banks and companies have invested there.

In early 1999, the European Monetary Union implemented a new currency called the "euro." It is possible that the euro could increase volatility in financial markets, which could have a negative effect on the value of shares of the Fund.

Because the Fund may invest in small companies, the value of your investment may fluctuate more dramatically than an investment in a fund which does not invest in small companies. That's because small companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of their securities. They may have limited product lines, markets or financial resources, and they may depend on a small management group.

The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates. Securities which are rated Baa by Moody's or BBB by S&P may have fewer protective provisions than higher rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.

If the Fund invests in closed-end investment companies, it may incur added expenses such as additional management fees and trading costs.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including where the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential return.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.


The Fund is not diversified. It may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. That makes the value of its shares more sensitive to economic problems among those issuing the securities.[Logo]

CHASE VISTA JAPAN FUND

The Fund's past performance

This section shows the Fund's performance record. The bar chart shows how the performance of the Fund's Class A shares has varied from year to year. This provides some indication of the risk of investing in the Fund. The table shows the average annual return in the past year and since the launch of the Fund. It compares that performance to Tokyo SE (TOPIX) 1st Section Index and the MSCI Japan Index, two widely recognized market benchmarks, and the Lipper Japan Equity Funds Average, representing the average performance of a universe of actively managed funds that invest primarily in Japanese stocks.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.[Logo]

YEAR-BY-YEAR RETURNS

Past performance does not predict how this Fund will perform in the future.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A shares. If the load were reflected, the performance figures would have been lower.

[BEGIN LINE CHART]

1996    -11.10%
1997      1.63%
1998    -19.67%
1999     60.29%

[END LINE CHART]

-----------------------------------------
  BEST QUARTER                   18.84%
-----------------------------------------
                      2nd quarter, 1997

-----------------------------------------
  WORST QUARTER                 -12.67%
-----------------------------------------
                      3rd quarter, 1998

AVERAGE ANNUAL TOTAL RETURNS
For the periods ending December 31, 1999

                                                        SINCE INCEPTION
                                        PAST 1 YEAR     (11/02/95)
------------------------------------------------------------------------
 CLASS A SHARES                          51.07%          2.89%
------------------------------------------------------------------------
 CLASS B SHARES                          54.41%          3.21%
------------------------------------------------------------------------
 TOKYO SE (TOPIX) 1st SECTION INDEX      76.59%          4.89%
------------------------------------------------------------------------
 LIPPER JAPAN EQUITY FUNDS AVG.         120.51%         15.43%
------------------------------------------------------------------------
 MSCI JAPAN INDEX                        61.77%          5.03%
------------------------------------------------------------------------

The performance for the Class A shares reflects the deduction of the maximum front end sales load and the performance for Class B shares reflects the deduction of the applicable contingent deferred sales load.

Class B shares were first offered on November 3, 1995.

Fees and expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


                                                   MAXIMUM DEFERRED SALES
                   MAXIMUM SALES CHARGE (LOAD)     CHARGE (LOAD) SHOWN AS
                   WHEN YOU BUY SHARES, SHOWN      LOWER OF ORIGINAL PURCHASE
                   AS % OF THE OFFERING PRICE(1)   PRICE OR REDEMPTION PROCEEDS
--------------------------------------------------------------------------------
 CLASS A SHARES    5.75%                           NONE
--------------------------------------------------------------------------------
 CLASS B SHARES    NONE                            5.00%
--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)*

                                                                  TOTAL ANNUAL
                    MANAGEMENT     DISTRIBUTION     OTHER         FUND OPERATING
CLASS OF SHARES     FEE            (12B-1) FEES     EXPENSES      EXPENSES
--------------------------------------------------------------------------------
 CLASS A            1.00%          0.25%            2.40%#        3.65%#
--------------------------------------------------------------------------------
 CLASS B            1.00%          0.75%            2.65%#        4.40%#
--------------------------------------------------------------------------------

(1) The offering price is the net asset value of the shares purchased plus any sales charge.

* The table is based on expenses incurred in the most recent fiscal year.

# Restated from the most recent fiscal year to reflect current expense arrangements.

The actual management fee is currently expected to be 0.00%, distribution fees are expected to be 0.00% for Class A shares, other expenses are expected to be 1.75% and the total annual Fund operating expenses are expected not to exceed 1.75% for Class A shares and 2.50% for Class B shares. That's because The Chase Manhattan Bank (Chase) and some of the Fund's other service providers have volunteered not to collect a portion of their fees and to reimburse others. Chase and these other service providers may end this arrangement at any time.

The table does not reflect charges or credits which you might incur if you invest through a financial institution.

CHASE VISTA JAPAN FUND

EXAMPLE This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

o  you invest $10,000

o  you sell all your shares at the end of the period

o  your investment has a 5% return each year, and

o the Fund's operating expenses are not waived and remain the same as shown above.

Although your actual costs may be higher or lower, based on these assumptions:

IF YOU SELL YOUR SHARES YOUR COSTS WOULD BE:

                     1 YEAR   3 YEARS   5 YEARS    10 YEARS
-------------------------------------------------------------
 CLASS A SHARES*     $921     $1,628    $2,354     $4,257
-------------------------------------------------------------
 CLASS B SHARES**    $941     $1,632    $2,433     $4,382***
-------------------------------------------------------------

IF YOU DON'T SELL YOUR SHARES YOUR COSTS WOULD BE:


                     1 YEAR   3 YEARS   5 YEARS    10 YEARS
-------------------------------------------------------------
 CLASS B SHARES      $441     $1,332    $2,233     $4,382***
-------------------------------------------------------------

  *Assumes sales charge is deducted when shares are purchased.

 **Assumes applicable deferred sales charge is deducted when shares are sold.

***Reflects conversion of Class B shares to Class A shares after they have been owned for eight years.

   The costs above are based on pre-waiver Annual Fund Operating Expenses.

FUNDS' INVESTMENT ADVISER

The Chase Manhattan Bank (Chase) is the investment adviser to the Funds. Chase is a wholly owned subsidiary of The Chase Manhattan Corporation (CMC), a bank holding company. Chase provides the Funds with investment advice and supervision. Chase and its predecessors have more than a century of money management experience. Chase is located at 270 Park Avenue, New York, NY 10017

Chase is entitled to receive an annual management fee at the rate of:

o 0.75% of the average daily net assets of the Core Equity Fund and Equity Growth Fund,

o 1.00% of the average daily net assets of the International Equity Fund, the European Fund and Japan Fund,

o 0.40% of the average daily net assets of the Equity Income Fund, Large Cap Equity Fund, Growth and Income Fund, Focus Fund and Capital Growth Fund,

o   0.50% of the average daily net assets of the Balanced Fund and

o 0.65% of the average daily net assets of the Small Cap Equity Fund and Small Cap Opportunities Fund.

Chase Asset Management Inc. (CAM) is the sub-adviser to all the Funds except the Core Equity Fund, Equity Growth Fund, International Equity Fund, European Fund and Japan Fund. It makes the day-to-day investment decisions for those Funds. Chase pays CAM a sub-advisory fee for its services. CAM is a wholly-owned subsidiary of Chase. CAM provides discretionary investment services to institutional clients and is located at 1211 Avenue of the Americas, New York, NY 10036.

Chase Bank of Texas, National Association (Chase Texas) is the sub-advisor to the Core Equity Fund and Equity Growth Fund. It makes the day-to-day investment decisions for those Funds. Chase pays Chase Texas a sub-advisory fee for its services. Chase Texas and its predecessor have been in the investment counseling business since 1987 and is a wholly-owned subsidiary of the Chase Manhattan Corporation. Chase Texas is located at 600 Travis, Houston, Texas 77002.

Chase Asset Management (London) Limited (CAM London) is the sub-adviser to the International Equity Fund, European Fund and Japan Fund. It makes the day-to-day investment decisions for those Funds. Chase pays CAM London a sub-advisory fee for its services. CAM London is a wholly-owned subsidiary of Chase. It provides discretionary investment services to institutional clients. CAM London is located at Colvile House, 32 Curzon Street, London W1Y8AL.

FUNDS' INVESTMENT ADVISER

The portfolio managers

Henry Lartigue, Chief Investment Officer at Chase, is responsible for asset allocation and investment strategy for Chase's U.S. domestic equity portfolios. Mr. Lartigue began his career as a securities analyst at Chase in 1984. He then worked as an Equity Fund Manager until 1992. Mr. Lartigue then worked as an independent registered investment advisor, from July 1992 to June 1994, when he returned to Chase.

BALANCED FUND

Mr. Lartigue and Jeff Phelps, Portfolio Manager at Chase, are responsible for the equity portion of the portfolio. H. Mitchell Harper, Senior Vice President and Portfolio Manager at Chase, is responsible for the fixed income portion of the portfolio. Mr. Lartigue has managed the equity portion of the portfolio since August of 1999. Mr. Phelps has managed the equity portion of the portfolio since October 1999. Mr. Phelps joined Chase in 1997. Prior to joining Chase, he was employed by Houston Industries. Mr. Harper has managed the fixed income portion of the portfolio since October 1999. Mr. Harper has been with Chase since 1987. Previously he worked at John Alden Life Insurance Co. from 1985-1987 as Vice President, Portfolio Management. Prior to that he was Vice President, Department Head-Investments at Bank Life & Casualty.

EQUITY INCOME FUND

Robert Heintz, Director of Equity Management, Research and Trading at Chase, is responsible for management of the Fund's portfolio. Mr. Heintz has worked at Chase since 1983 in a variety of investment management positions. Before joining Chase he worked at the Bank of New York as a Portfolio Manager. Mr. Heintz has been managing the Fund since August 1999.

LARGE CAP EQUITY FUND

Mr. Heintz is responsible for management of the Fund's portfolio. Mr. Heintz has been managing the Fund since August 1999.

GROWTH AND INCOME FUND

Mr. Heintz and Steve O'Keefe, Portfolio Manager at Chase, are responsible for management of the Fund's portfolio. Mr. O'Keefe joined Chase in 1989. Prior to joining Chase, he held a position as Quantitative Analyst for the investment division of American General. Both have been managing the Fund since August 1999.

FOCUS FUND

Mr. Lartigue and Mr. Heintz are responsible for management of the Fund's portfolio. Both have been managing the Fund since August 1999.

CAPITAL GROWTH FUND

Mr. Heintz and Chris Matlock, Portfolio Manager at Chase, are responsible for management of the Fund's portfolio. Mr. Matlock has worked at Chase since 1994 in numerous investment management roles. Prior to joining Chase he worked at Hollywood Marine, Inc. and KPMG Peat Marwick in an investment management and finance capacity. Both have been managing the Fund since August 1999.

SMALL CAP EQUITY FUND

Mr. Lartigue and Juliet Ellis, Senior Portfolio Manager at Chase, are responsible for management of the Fund's portfolio. Ms. Ellis has worked for Chase since 1987 as an analyst and portfolio manager. Before joining Chase she worked for Merrill Lynch, Pierce, Fenner & Smith as a financial consultant. Both have been managing the Fund since August 1999.

SMALL CAP OPPORTUNITIES FUND

Ms. Ellis and Mr. Lartigue are responsible for management of the Fund's portfolio. Both have been managing the Fund since August 1999.

CHASE CORE EQUITY FUND

Mr. Lartigue, and Mr. Phelps have managed the portfolio since January of 1996.

CHASE EQUITY GROWTH FUND

Mr. Lartigue has managed the portfolio since July of 1994.

INTERNATIONAL EQUITY FUND


Michael Browne and Chee Chow are both Vice Presidents of Chase. Mr. Browne is responsible for investment management and equity research for European equities. He joined Chase in 1994. Before that, he was assistant director of European equity fund management at BZW Investment Management in London. Mr. Chow has worked at Chase since September 1992 and over this period had roles in global asset allocation, quantitative modeling and performance analytics. Mr. Browne has managed the Fund since August 1996. Mr. Chow has managed the Fund since May 2000.


EUROPEAN FUND

Mr. Browne has been responsible for the management of the European Fund since its inception.

JAPAN FUND


Mr. Browne and Mr. Richard Aston, Vice President, Portfolio Manager at Chase, are responsible for the management of the Japan Fund. Mr. Aston has worked at Chase since April 2000. Prior to that he worked for AXAIM (formerly Sun Life Investment Management) of the UK as a Fund Manager for a range of Japanese Equity Portfolios. Mr. Browne and Mr. Aston have been managing the Fund since May 2000.[Logo]

HOW YOUR ACCOUNT WORKS

About sales charges

There's a sales charge to buy shares in the Funds. There are also ongoing charges that all investors pay as long as they own their shares, as explained later.

You have a choice of three different kinds of charges. Class A shares have a charge you pay when you invest. Class B shares have a deferred sales charge. You don't pay any charge when you buy the Class B shares, but you may have to pay a charge when you sell them, depending on how long you hold them. Class C shares also have a deferred sales charge you may have to pay if you sell your shares within one year of buying them.

The Small Cap Equity Fund, International Equity Fund and Japan Fund are available in either Class A or Class B shares in this prospectus. The other Funds are available in Class A, Class B or Class C shares in this prospectus.

There are a number of plans and special discounts which can decrease or even eliminate these charges.

This section explains how the three sales charges work.

CLASS A SHARES

The initial sales charge is deducted directly from the money you invest. As the table shows, the charge is lower the more you invest. The public offering price of Class A shares is the net asset value plus the initial sales charge. Net asset value is the value of everything a Fund owns, minus everything it owes, divided by the number of shares held by investors. The Funds receive the net asset value.

                    TOTAL SALES CHARGE

                AS % OF THE
                OFFERING       AS % OF
AMOUNT OF       PRICE          NET AMOUNT
INVESTMENT      PER SHARE      INVESTED
-------------------------------------------
LESS THAN
$100,000        5.75%          6.10%
-------------------------------------------
$100,000
BUT UNDER
$250,000        3.75%          3.90%
-------------------------------------------
$250,000
BUT UNDER
$500,000        2.50%          2.56%
-------------------------------------------
$500,000
BUT UNDER
$1 MILLION      2.00%          2.04%
-------------------------------------------

There is no sales charge for investments of $1 million or more.

CLASS B SHARES

The deferred sales charge is deducted directly from your assets when you sell your shares. It's a percentage of the original purchase price or the current value of the shares, whichever is lower. As the table shows, the deferred sales charge gets lower the longer you hold the shares and disappears altogether after six years. Class B shares automatically convert into Class A shares at the beginning of the ninth year after you bought them.


YEAR       DEFERRED SALES CHARGE
----------------------------------
 1         5%
----------------------------------
 2         4%
----------------------------------
 3         3%
----------------------------------
 4         3%
----------------------------------
 5         2%
----------------------------------
 6         1%
----------------------------------
 7         None
----------------------------------
 8         None
----------------------------------

We calculate the deferred sales charge from the month you buy your shares. We always sell the shares with the lowest deferred sales charge first. Shares acquired by reinvestment distribution can be sold without a deferred sales charge.

CLASS C SHARES

The deferred sales charge is deducted directly from your assets when you sell your shares. It's equal to 1% of the original purchase price or the current value of the shares, whichever is lower. The deferred sales charge on Class C shares disappears altogether after one year. We calculate the deferred sales charge from the month you buy your charges. We always sell the shares with the lowest deferred sales charge first.

Like Class B shares, Class C shares have higher combined distribution and service fees. Unlike Class B shares, Class C shares are never converted to Class A shares. That means you keep paying the higher service and distribution fees as long as you hold them. Over the long term, this can add up to higher total fees than either Class A or Class B shares.

HOW YOUR ACCOUNT WORKS

GENERAL

Vista Fund Distributors Inc. (VFD) is the distributor for the Funds. It's a subsidiary of BISYS Group, Inc. and is not affiliated with Chase. Each Fund has adopted Rule 12b-1 distribution plans under which it pays annual distribution fees of up to 0.25% of the average daily net assets attributed to Class A shares and up to 0.75% of the average daily net assets attributed to Class B shares. In addition, each Fund except the Small Cap Equity Fund, International Equity Fund and Japan Fund has adopted a Rule 12b-1 distribution plan under which it pays annual distribution fees of up to 0.75% of the average daily net assets attributed to Class C shares.

This payment covers such things as compensation for services provided by broker-dealers and expenses connected to the sale of shares. Payments are not tied to actual expenses incurred.

Because 12b-1 expenses are paid out of a Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.

WHICH CLASS OF SHARES IS BEST?

Your decision about which class of shares to buy depends on a number of factors, including the amount you're buying and how long you intend to hold your shares. If you have no plans to sell your shares for at least six years and you don't want to pay an up-front sales charge, you may consider buying Class B shares.

Class A shares may be a good choice if you qualify to have the sales charge reduced or eliminated. In almost all cases, if you plan to buy $250,000 of shares or more, Class A is the most economical choice.

Class C shares may be best if you prefer not to pay an initial sales charge and you're not sure how long you intend to hold your investment.

You should also consider the distribution and service fees, which are lower for Class A shares. These fees appear in the table called Annual Fund operating expenses (expenses that are deducted from Fund assets) for each Fund.

Your investment representative may be able to advise you about the best class of shares for you.[Logo]

Buying Fund shares

You can buy shares three ways:

Through your investment representative

Tell your representative which Funds you want to buy and he or she will contact us. Your representative may charge you a fee and may offer additional services, such as special purchase and redemption programs. Some representatives charge a single fee that covers all services. Your representative may impose different minimum investments and earlier deadlines to buy and sell shares.

Through the Chase Vista Funds Service Center
Call 1-800-34-VISTA

Or

Complete the application form and mail it along with a check for the amount you want to invest to:

Chase Vista Funds Service Center,
P.O. Box 219392
Kansas City, MO 64121-9392

Through a Systematic Investment Plan

You can make regular automatic purchases of at least $100. See There's more on the Systematic Investment Plan later in this document.

                           --------------------------

Whether you choose Class A, Class B or Class C shares, the price of the shares is based on the net asset value per share (NAV). NAV is the value of everything a Fund owns, minus everything it owes, divided by the number of shares held by investors. You'll pay the public offering price, which is based on the next NAV calculated after the Chase Vista Funds Service Center accepts your instructions. Each Fund calculates its NAV once each day at the close of regular trading on the New York Stock Exchange. Each Fund generally values its assets at their market value but may use fair value if market prices are unavailable. The Chase Vista Funds Service Center will not accept your order until it is in proper form. An order is in proper form only after payment is converted into federal funds.

The International Equity Fund, European Fund and Japan Fund invest in securities which are primarily listed on foreign exchanges and these exchanges may trade on Saturdays or other United States holidays on which the Funds do not price. As a result, these Funds' portfolios will trade and their NAVs may fluctuate significantly on days when the investor has no access to the Funds.

The Chase Vista Funds Service Center accepts purchase orders on any business day that the New York Stock Exchange is open. Normally, if the Chase Vista Funds Service Center receives your order in proper form by the close of regular trading on the New York Stock Exchange, we'll process your order at that day's price.

You must provide a Social Security Number or Taxpayer Identification Number when you open an account. Each Fund has the right to refuse any purchase order or to stop offering shares for sale at any time.

TO OPEN AN ACCOUNT, BUY OR SELL SHARES OR GET FUND INFORMATION, CALL:

---------------------------------------------------
THE CHASE VISTA FUNDS SERVICE CENTER
---------------------------------------------------
1-800-34-VISTA
---------------------------------------------------
MINIMUM INVESTMENTS

                    INITIAL        ADDITIONAL
TYPE OF ACCOUNT     INVESTMENT     INVESTMENTS
---------------------------------------------------
  REGULAR
  ACCOUNT           $2,500         $100
---------------------------------------------------
  SYSTEMATIC
  INVESTMENT
  PLAN              $1,000         $100
---------------------------------------------------
  IRAS              $1,000         $100
---------------------------------------------------
  SEP-IRAS          $1,000         $100
---------------------------------------------------
  EDUCATION
  IRAS              $  500         $100
---------------------------------------------------

Make your check out to Chase Vista Funds in U.S. dollars. We won't accept credit cards, cash, or checks from a third party. You cannot sell your shares until your check has cleared, which could take more than 15 calendar days. If you buy through an Automated Clearing House, you can't sell your shares until the payment clears. That could take more than seven business days.

Your purchase will be canceled if your check doesn't clear and you'll be responsible for any expenses and losses to the Funds. Orders by wire will be cancelled if the Chase Vista Funds Service Center doesn't receive payment by 4:00 p.m. Eastern time on the day you buy.

If you're planning to exchange, sell or transfer shares to another person shortly after buying the shares, you should pay by certified check to avoid delays. The Funds will not

HOW YOUR ACCOUNT WORKS

issue certificates for Class A or Class C shares unless you request them and they will not issue certificates for Class B shares.

Selling Fund shares

You can sell your shares three ways:

Through your investment representative

Tell your representative which Funds you want to sell. He or she will send the necessary documents to the Chase Vista Funds Service Center. Your representative might charge you for this service.

Through the Chase Vista Funds Service Center

Call 1-800-34-VISTA. We will mail you a check or send the proceeds via electronic transfer or wire. You cannot sell by phone if you have changed your address of record within the previous 30 days. If you sell $25,000 or more worth of Funds by phone, we'll send it by wire only to a bank account on our records.

Or

Send a signed letter with your instructions to:

Chase Vista Funds Service Center,
P.O. Box 219392
Kansas City, MO 64121-9392


Through a Systematic
Withdrawal Plan

You can automatically sell as little as $50 worth of shares. See Shareholder Services for details.

                           --------------------------

You can sell your shares on any day the Chase Vista Funds Service Center is accepting purchase orders. You'll receive the next NAV calculated after the Chase Vista Funds Service Center accepts your order, less any applicable sales charges.

Under normal circumstances, if the Chase Vista Funds Service Center receives your order before the close of regular trading on the New York Stock Exchange, each Fund will send you the proceeds the next business day. We won't accept an order to sell shares if the Fund hasn't collected your payment for the shares. Each Fund may stop accepting orders to sell and may postpone payments for more than seven days, as federal securities laws permit.

You'll need to have signatures guaranteed for all registered owners or their legal representative if:

o  you want to sell shares with a net asset value of $100,000 or more

o you want your payment sent to an address other than the one we have in our records.

We may also need additional documents or a letter from a surviving joint owner before selling the shares. Contact the Chase Vista Funds Service Center for more details.

Exchanging Fund shares

You can exchange your shares for shares of the same class of certain other Chase Vista Funds at net asset value, beginning 15 days after you buy your shares. For tax purposes, an exchange is treated a sale of Fund shares. This will generally result in a capital gain or loss to you.

You can exchange your shares three ways:

Through your investment representative

Tell your representative which Funds you want to exchange from and to. He or she will send the necessary documents to the Chase Vista Funds

Service Center. Your representative might charge you for this service.

Through the Chase Vista Funds Service Center

Call 1-800-34-VISTA to ask for details.

Through a Systematic Exchange Plan

You can automatically exchange money from one Chase Vista account to another of the same class. Call the Chase Vista Funds Service Center for details.

                           --------------------------

If you exchange Class B shares of a Fund for Class B shares of another Chase Vista Fund, or Class C for Class C, you will not pay a deferred sales charge until you sell the shares of the other Fund. The amount of deferred sales charge will be based on when you bought the original shares, not when you made the exchange. Carefully read the prospectus of the Fund you want to buy before making an exchange. You'll need to meet any minimum investment requirements.

You should not exchange shares as means of short-term trading as this could increase management cost and affect all shareholders. We reserve the right to limit the number of exchanges or to refuse an exchange. We may also terminate this privilege. We charge an administration fee of $5 for each exchange if you make more than 10 exchanges in a year or three in a quarter. See the Statement of Additional Information to find out more about the exchange privilege.[Logo]

Other information concerning the Funds

We may close your account if the balance falls below $500 because you've sold shares. We may also close the account if you are in the Systematic Investment Plan and fail to meet investment minimums over a 12-month period. We'll give you 60 days notice before closing your account.

Unless you indicate otherwise on your account application, we are authorized to act on redemption and transfer instructions received by phone. If someone trades on your account by phone, we'll ask that person to confirm your account registration and address to make sure they match those you provided us. If they give us the correct information, we are generally authorized to follow that person's instructions. We'll take all reasonable precautions to confirm that the instructions are genuine. Investors agree that they will not hold a Fund liable for any loss or expenses from any sales request, if the Fund takes reasonable precautions. The Funds will be liable for any losses to you from an unauthorized sale or fraud against you if we do not follow reasonable procedures.

You may not always reach the Chase Vista Funds Service Center by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your investment representative or agent. We may modify or cancel the sale of shares by phone without notice.

The Funds have agreements with certain shareholder servicing agents (including Chase) under which the shareholder servicing agents have agreed to provide certain support services to their customers. For performing these services, each shareholder servicing agent receives an annual fee of up to 0.25% of the average daily net assets of the Class A, Class B and Class C shares of the Funds held by investors by the shareholder servicing agent.

HOW YOUR ACCOUNT WORKS

Chase and/or VFD may, at their own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers. The amount may be up to an additional 0.10% annually of the average net assets of the Fund attributable to shares of the Funds held by customers of those shareholder servicing agents.

Each Fund may issue multiple classes of shares. This prospectus relates only to Class A and Class B shares of the Funds and Class C shares of all Funds except the Small Cap Equity Fund, International Equity Fund and Japan Fund. Each class may have different requirements for who may invest, and may have different sales charges and expense levels. A person who gets compensated for selling Fund shares may receive a different amount for each class.

Chase and its affiliates and the Funds and their affiliates, agents and subagents may share information about shareholders and their accounts with each other and with others unless this sharing is prohibited by contract. The information can be used for a variety of purposes, including offering investment and insurance products to shareholders.[Logo]

Distributions and taxes

The Funds can earn income and they can realize capital gain. The Funds deduct any expenses then pay out these earnings to shareholders as distributions.

The Balanced Fund, Equity Income Fund, Large Cap Equity Fund, Core Equity Fund and Growth and Income Fund and Equity Growth Fund distribute any net investment income at least quarterly. The Focus Fund, Capital Growth Fund, Small Cap Equity Fund and Small Cap Opportunities Fund distribute any net investment income at least semi-annually. The International Equity Fund, European Fund and Japan Fund distribute any net investment income at least annually. Net capital gain is distributed annually. You have three options for your distributions. You may:

o   reinvest all of them in additional Fund shares without a sales charge;

o take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

o take all distributions in cash or as a deposit in a pre-assigned bank account.

If you don't select an option when you open your account, we'll reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends won't be affected by the form in which you receive them.

Dividends of net investment income are usually taxable as ordinary income at the federal, state and local levels. The state or municipality where you live may not charge you state and local taxes on tax-exempt interest earned on certain bonds. Dividends earned on bonds issued by the U.S. government and its agencies may also be exempt from some types of state and local taxes.

If you receive distributions of net capital gain, the tax rate will be based on how long a Fund held a particular asset, not on how long you have owned your shares. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

The Balanced Fund and Equity Income Fund expect that their distributions will consist primarily of ordinary income. The Core Equity Fund, Growth and Income Fund, Equity Growth Fund, Focus Fund, Capital Growth Fund, Small Cap Equity Fund, Small Cap Opportunities Fund, International Equity Fund, European Fund and Japan Fund expect that their distributions will consist primarily of capital gains.

Investment income received by the International Equity Fund, European Equity Fund and Japan Fund from sources in foreign countries may be subject to foreign taxes withheld at the source. Since it is anticipated that more than 50% of each such Fund's assets at the close of its taxable year will be in securities of foreign corporations, each such Fund may elect to "pass through" to its shareholder the foreign taxes that it paid.

Early in each calendar year, each Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

The above is a general summary of tax implications of investing in the Funds. Please consult your tax adviser to see how investing in a Fund will affect your own tax situation.[Logo]

SHAREHOLDER SERVICES

SYSTEMATIC INVESTMENT PLAN

You can regularly invest $100 or more in the first or third week of any month. The money is automatically deducted from your checking or savings account.

You can set up a plan when you open an account by completing the appropriate section of the application. Current shareholders can join by sending a signed letter and a deposit slip or void check to the Chase Vista Funds Service Center. Call 1-800-34-VISTA for complete instructions.

SYSTEMATIC WITHDRAWAL PLAN

You can make regular withdrawals of $50 or more ($100 or more for Class B accounts). You can have automatic withdrawals made monthly, quarterly or semiannually. Your account must contain at least $5,000 to start the plan. Call 1-800-34-VISTA for complete instructions.

SYSTEMATIC EXCHANGE

You can transfer assets automatically from one Vista account to another on a regular basis. It's a free service.

FREE EXCHANGE PRIVILEGE

You can exchange money between Chase Vista Funds in the same class without charge. This allows you to adjust your investments as your objectives change.

REINSTATEMENT PRIVILEGE

You can buy back Class A shares you sell, without paying a sales charge, as long as you make a request in writing within 90 days of the sale. If you sell Class B shares or Class C on which you've paid a deferred sales charge, you can use the proceeds to buy Class A shares without a sales charge. You must buy the class A shares within 90 days of selling the Class B or Class C shares.[Logo]

What the terms mean

COLLATERALIZED MORTGAGE OBLIGATIONS: debt securities that are collateralized by a portfolio of mortgages or mortgage-backed securities.

DEBT SECURITIES: securities used by issuers, such as governmental entities and corporations, to borrow money. The issuer usually pays a fixed, variable or floating rate of interest and repays the amount borrowed at the maturity date of the security. However, if a borrower issues a zero coupon debt security, it does not make regular interest payments.

DEPOSITARY RECEIPTS: instruments which are typically issued by financial institutions and which represent ownership of securities of foreign corporations. Depositary receipts are usually designed for use on U.S. and European securities exchanges.

DISTRIBUTION FEE: covers the cost of the distribution system used to sell shares to the public.

FUNDAMENTAL RESEARCH: method which concentrates on "fundamental" information about an issuer such as its financial statements, history, management, etc.

GROWTH APPROACH: approach which focuses on identifying securities of companies whose earnings growth potential appears to the manager to be greater than the market in general and whose growth in revenue is expected to continue for an extended period.

LIQUIDITY: the ability to easily convert investments into cash without losing a significant amount of money in the process.

MANAGEMENT FEE: a fee paid to the investment adviser to manage the Fund and make decisions about buying and selling the Fund's investments.

MATURITY: the length of time until the issuer who sold a debt security must pay back the principal amount of the debt.

MORTGAGE-RELATED SECURITIES: securities that directly or indirectly represent an interest in, or are secured by and paid from, mortgage loans secured by real property.

OTHER EXPENSES: miscellaneous items, including transfer agency, administration, shareholder servicing, custody and registration fees.

REPURCHASE AGREEMENTS: a type of short-term investment in which a dealer sells securities to the Fund and agrees to buy them back later at a set price. The price includes interest. In effect, the dealer is borrowing the Fund's money for a short time, using the securities as collateral.

SHAREHOLDER SERVICE FEE: a fee to cover the cost of paying shareholder servicing agents to provide certain support services for your account.

STRIPPED OBLIGATIONS: debt securities which are separately traded interest-only or principal-only components of an underlying obligation.

VALUE APPROACH: approach which focuses on identifying securities that the advisers believe are undervalued by the market as measured by certain financial formulas.[Logo]

FINANCIAL HIGHLIGHTS

The Financial Highlights tables are intended to help you understand the Funds' financial performance for each of the past five years (or for the periods since shares were first offered). The total returns in the tables represent the rate an investor would have earned or lost on an investment in the Funds (assuming reinvestment of all dividends and distributions).

The tables set forth below provide selected per share data and ratios for one Class A Share, one Class B Share and, where applicable, one Class C Share.

This information is supplemented by financial statements including accompanying notes appearing in the Funds' Annual Report to Shareholders for the year ended October 31, 1999, which is incorporated by reference into the SAI. Shareholders may obtain a copy of this annual report by contacting the Funds or their Shareholder Servicing Agent.

The financial statements, which include the financial highlights, have been audited by PricewaterhouseCoopers LLP, independent accountants, whose report thereon is included in the Annual Report to Shareholders.

Chase Vista Balanced Fund

                                                                        CLASS A
                                              -----------------------------------------------------------
                                                 Year         Year         Year         Year         Year
                                                ended        ended        ended        ended        ended
PER SHARE OPERATING PERFORMANCE              10/31/99     10/31/98     10/31/97     10/31/96     10/31/95
---------------------------------------------------------------------------------------------------------
Net asset value, beginning of period           $15.44       $15.41       $13.83       $12.45       $11.09
---------------------------------------------------------------------------------------------------------
 Income from investment operations:
  Net investment income                          0.35         0.38         0.39         0.35         0.38
  Net gains or losses in securities
  (both realized and unrealized)                 1.42         1.02         2.39         1.69         1.52
                                              -------      -------      -------      -------      -------
  Total from investment operations               1.77         1.40         2.78         2.04         1.90
 Less distributions:
  Dividends from net investment income           0.35         0.39         0.39         0.34         0.41
  Distributions from capital gains               0.62         0.98         0.81         0.32         0.13
                                              -------      -------      -------      -------      -------
  Total distributions                            0.97         1.37         1.20         0.66         0.54
---------------------------------------------------------------------------------------------------------
Net asset value, end of period                 $16.24       $15.44       $15.41       $13.83       $12.45
---------------------------------------------------------------------------------------------------------
TOTAL RETURN(1)                                11.71%        9.60%       21.48%       16.89%       17.70%
=========================================================================================================
RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)          $112          $95          $93          $55          $34
---------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets                              1.25%        1.25%        1.25%        1.25%        1.06%
---------------------------------------------------------------------------------------------------------
Ratio of net income
to average net assets                           2.27%        2.51%        2.91%        2.97%        3.48%
---------------------------------------------------------------------------------------------------------
Ratio of expenses without waivers
and assumption of expenses to
average net assets                              1.44%        1.44%        1.52%        1.78%        2.20%
---------------------------------------------------------------------------------------------------------
Ratio of net investment income
without waivers and assumption
of expenses to average net assets               2.08%        2.32%        2.64%        2.44%        2.34%
---------------------------------------------------------------------------------------------------------
Portfolio turnover rate                           86%          94%         136%         149%          68%
---------------------------------------------------------------------------------------------------------

                                                                        CLASS B                              CLASS C
                                             ------------------------------------------------------------ ------------
                                                 Year         Year         Year         Year         Year    11/20/98*
                                                ended        ended        ended        ended        ended      Through
PER SHARE OPERATING PERFORMANCE              10/31/99     10/31/98     10/31/97     10/31/96     10/31/95     10/31/99
--------------------------------------------------------------------------------------------------------- ------------
Net asset value, beginning of period           $15.19       $15.21       $13.70       $12.36       $11.03       $15.59
--------------------------------------------------------------------------------------------------------- ------------
 Income from investment operations:
  Net investment income                          0.25         0.28         0.32         0.28         0.31         0.24
  Net gains or losses in securities
  (both realized and unrealized)                 1.37         1.00         2.33         1.66         1.50         0.97
                                              -------      -------      -------      -------      -------      -------
  Total from investment operations               1.62         1.28         2.65         1.94         1.81         1.21
 Less distributions:
  Dividends from net investment income           0.25         0.32         0.32         0.28         0.13         0.29
  Distributions from capital gains               0.62         0.98         0.81         0.32         0.35         0.62
                                              -------      -------      -------      -------      -------      -------
  Total distributions                            0.87         1.30         1.14         0.60         0.48         0.91
---------------------------------------------------------------------------------------------------------      -------
Net asset value, end of period                 $15.94       $15.19       $15.21       $13.70       $12.36       $15.89
---------------------------------------------------------------------------------------------------------      -------
TOTAL RETURN(1)                                10.88%        8.89%       20.55%       16.10%       16.93%        7.95%
=========================================================================================================      =======
RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------      -------
Net assets, end of period (in millions)           $31          $23          $15          $10           $6           $1
---------------------------------------------------------------------------------------------------------      -------
Ratio of expenses to
average net assets                              1.93%        1.93%        2.04%        2.00%        1.82%        2.06%#
---------------------------------------------------------------------------------------------------------      -------
Ratio of net income
to average net assets                           1.56%        1.81%        2.26%        2.21%        2.68%        1.67%#
---------------------------------------------------------------------------------------------------------      -------
Ratio of expenses without waivers
and assumption of expenses to
average net assets                              1.93%        1.93%        2.06%        2.29%        2.72%        2.06%#
---------------------------------------------------------------------------------------------------------      -------
Ratio of net investment income
without waivers and assumption
of expenses to average net assets               1.56%        1.81%        2.24%        1.92%        1.78%        1.67%#
---------------------------------------------------------------------------------------------------------      -------
Portfolio turnover rate                           86%          94%         136%         149%          68%          86%
---------------------------------------------------------------------------------------------------------      -------

*Commencement of offering of class of shares.
#Short periods have been annualized.
(1) Total return figures do not include the effect of any front-end or deferred sales load.

FINANCIAL HIGHLIGHTS

Chase Vista Equity Income Fund

                                                                        CLASS A
                                             ------------------------------------------------------------
                                                 Year         Year         Year         Year         Year
                                                ended        ended        ended        ended        ended
PER SHARE OPERATING PERFORMANCE              10/31/99     10/31/98     10/31/97     10/31/96     10/31/95
---------------------------------------------------------------------------------------------------------
Net asset value, beginning of period           $19.07       $19.23       $15.98       $13.39       $12.12
---------------------------------------------------------------------------------------------------------
 Income from investment operations:
  Net investment income                          0.15         0.22         0.26         0.35         0.35
  Net gains or losses in securities
  (both realized and unrealized)                 2.12         1.07         4.71         3.43         1.70
                                              -------      -------      -------      -------      -------
  Total from investment operations               2.27         1.29         4.97         3.78         2.05
 Less distributions:
  Dividends from net investment income           0.17         0.27         0.23         0.33         0.37
  Distributions from capital gains               0.11         1.18         1.49         0.86         0.41
                                              -------      -------      -------      -------      -------
  Total distributions                            0.28         1.45         1.72         1.19         0.78
---------------------------------------------------------------------------------------------------------
Net asset value, end of period                 $21.06       $19.07       $19.23       $15.98       $13.39
---------------------------------------------------------------------------------------------------------
TOTAL RETURN(1)                                11.92%        6.90%       33.66%       29.79%       17.97%
=========================================================================================================
RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)           $65          $80          $47          $17          $12
---------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets                              1.45%        1.46%        1.50%        1.50%        1.50%
---------------------------------------------------------------------------------------------------------
Ratio of net income
to average net assets                           0.70%        1.20%        1.65%        2.41%        2.81%
---------------------------------------------------------------------------------------------------------
Ratio of expenses without waivers
and assumption of expenses to
average net assets                              1.45%        1.46%        1.70%        2.32%        2.19%
---------------------------------------------------------------------------------------------------------
Ratio of net investment income
without waivers and assumption
of expenses to average net assets               0.70%        1.20%        1.45%        1.59%        2.12%
---------------------------------------------------------------------------------------------------------
Portfolio turnover rate                          172%         160%          75%         114%          91%
---------------------------------------------------------------------------------------------------------

                                                                      CLASS B                           CLASS C
                                             -----------------------------------------------     ---------------------
                                                 Year         Year         Year      5/7/96*         Year     1/08/98*
                                                ended        ended        ended      through        ended      Through
PER SHARE OPERATING PERFORMANCE              10/31/99     10/31/98     10/31/97     10/31/96     10/31/99     10/31/98
--------------------------------------------------------------------------------------------     ---------------------
Net asset value, beginning of period           $18.92       $19.09       $15.92       $14.56       $18.91       $18.62
--------------------------------------------------------------------------------------------      --------------------
 Income from investment operations:
  Net investment income                          0.04         0.14         0.22         0.13         0.05         0.09
  Net gains or losses in securities
  (both realized and unrealized)                 2.10         1.05         4.62         1.38         2.09         0.31
                                              -------      -------      -------      -------      -------      -------
  Total from investment operations               2.14         1.19         4.84         1.51         2.14         0.40
 Less distributions:
  Dividends from net investment income           0.07         0.18         0.18         0.15         0.07         0.11
  Distributions from capital gains               0.11         1.18         1.49           --         0.11           --
                                              -------      -------      -------      -------      -------      -------
  Total distributions                            0.18         1.36         1.67         0.15         0.18         0.11
--------------------------------------------------------------------------------------------      --------------------
Net asset value, end of period                 $20.88       $18.92       $19.09       $15.92       $20.87       $18.91
--------------------------------------------------------------------------------------------      --------------------
TOTAL RETURN(1)                                11.31%        6.42%       32.87%       10.43%       11.35%        2.13%
--------------------------------------------------------------------------------------------      --------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------      --------------------
Net assets, end of period (in millions)           $28          $26          $15           $1           $7           $4
--------------------------------------------------------------------------------------------      --------------------
Ratio of expenses to
average net assets                              1.94%        1.96%        2.11%        2.25%#       1.94%        1.95%#
--------------------------------------------------------------------------------------------      --------------------
Ratio of net income
to average net assets                           0.20%        0.70%        1.06%        1.75%#       0.20%        0.56%#
--------------------------------------------------------------------------------------------      --------------------
Ratio of expenses without waivers
and assumption of expenses to
average net assets                              1.94%        1.96%        2.13%        2.75%#       1.94%        1.95%#
--------------------------------------------------------------------------------------------      --------------------
Ratio of net investment income
without waivers and assumption
of expenses to average net assets               0.20%        0.70%        1.04%        1.25%#       0.20%        0.56%#
--------------------------------------------------------------------------------------------      --------------------
Portfolio turnover rate                          172%         160%          75%         114%         172%         160%
--------------------------------------------------------------------------------------------      --------------------

*Commencement of offering of class of shares.
#Short periods have been annualized.
(1)Total return figures do not include the effect of any front-end or deferred sales load.

Chase Vista Large Cap Equity Fund*


                                                             CLASS A
                                            --------------------------------------------
                                                Year        Year        Year    5/8/96**
                                               ended       ended       ended     through
PER SHARE OPERATING PERFORMANCE             10/31/99    10/31/98    10/31/97    10/31/96
----------------------------------------------------------------------------------------
Net asset value, beginning of period          $15.09      $14.83      $13.25      $12.06
----------------------------------------------------------------------------------------
 Income from investment operations:
  Net investment income                         0.13        0.12        0.11        0.05
  Net gains or losses in securities
  (both realized and unrealized)                2.06        1.92        3.45        1.21
                                              ------      ------      ------      ------
  Total from investment operations              2.19        2.04        3.56        1.26
 Less distributions:
  Dividends from net investment income          0.13        0.12        0.09        0.07
  Distributions from capital gains              0.95        1.66        1.89          --
                                              ------      ------      ------      ------
  Total distributions                           1.08        1.78        1.98        0.07
----------------------------------------------------------------------------------------
Net asset value, end of period                $16.20      $15.09      $14.83      $13.25
----------------------------------------------------------------------------------------
TOTAL RETURN(1)                               14.96%      15.15%      30.69%      10.84%
========================================================================================
RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------
Net assets, end of period (in millions)          $69         $50         $44          $8
----------------------------------------------------------------------------------------
Ratio of expenses to
average net assets                             0.80%       0.85%       1.13%       1.38%#
----------------------------------------------------------------------------------------
Ratio of net income
to average net assets                          0.80%       0.81%       0.61%       0.84%#
----------------------------------------------------------------------------------------
Ratio of expenses without waivers
and assumption of expenses to
average net assets                             1.30%       1.35%       1.63%       1.87%#
----------------------------------------------------------------------------------------
Ratio of net investment income
without waivers and assumptions
of expenses to average net assets              0.30%       0.31%       0.11%       0.35%#
----------------------------------------------------------------------------------------
Portfolio turnover rate                          70%         72%         72%         89%
----------------------------------------------------------------------------------------

                                                                   CLASS B                      CLASS C
                                              ---------------------------------------------- ------------
                                                 Year         Year         Year     5/7/96**   11/11/98**
                                                ended        ended        ended      through      through
PER SHARE OPERATING PERFORMANCE              10/31/99     10/31/98     10/31/97     10/31/96     10/31/99
--------------------------------------------------------------------------------------------       ------
Net asset value, beginning of period           $15.02       $14.76       $13.22       $12.06       $15.21
--------------------------------------------------------------------------------------------       ------
 Income from investment operations:
  Net investment income                          0.07         0.05         0.07         0.05         0.07
  Net gains or losses in securities
  (both realized and unrealized)                 2.03         1.92         3.42         1.19         1.79
                                               ------       ------       ------       ------       ------
  Total from investment operations               2.10         1.97         3.49         1.24         1.86
 Less distributions:
  Dividends from net investment income           0.07         0.05         0.06         0.08         0.09
  Distributions from capital gains               0.95         1.66         1.89         --           0.95
                                               ------       ------       ------       ------       ------
  Total distributions                            1.02         1.71         1.95         0.08         1.04
--------------------------------------------------------------------------------------------       ------
Net asset value, end of period                 $16.10       $15.02       $14.76       $13.22       $16.03
--------------------------------------------------------------------------------------------       ------
TOTAL RETURN(1)                                 14.38%       14.71%       30.15%        6.66%       12.62%
============================================================================================       ======
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------       ------
Net assets, end of period (in millions)           $35          $10           $5           $1           $1
--------------------------------------------------------------------------------------------       ------
Ratio of expenses to
average net assets                               1.29%        1.35%        1.59%        1.88%#       1.29%#
--------------------------------------------------------------------------------------------       ------
Ratio of net income
to average net assets                            0.28%        0.31%        0.15%        0.14%#       0.24%#
--------------------------------------------------------------------------------------------       ------
Ratio of expenses without waivers
and assumption of expenses to
average net assets                               1.79%        1.85%        2.09%        2.38%#       1.79%#
--------------------------------------------------------------------------------------------       ------
Ratio of net investment income
without waivers and assumptions
of expenses to average net assets               (0.22%)      (0.19%)      (0.35%)      (0.36%)#     (0.26%)#
--------------------------------------------------------------------------------------------       ------
Portfolio turnover rate                            70%          72%          72%          89%          70%
--------------------------------------------------------------------------------------------       ------

 *  Formerly Vista Equity Fund.
**  Commencement of offering of class of shares.
 #  Short periods have been annualized.
(1) Total return figures do not include the effect of any front-end or deferred sales load.

FINANCIAL HIGHLIGHTS

Chase Vista Growth and Income Fund

                                                                 CLASS A
                                         ------------------------------------------------------------
                                              Year        Year         Year         Year         Year
                                             ended       ended        ended        ended        ended
PER SHARE OPERATING PERFORMANCE           10/31/99    10/31/98     10/31/97     10/31/96     10/31/95
-----------------------------------------------------------------------------------------------------
Net asset value, beginning of period       $43.24       $46.21       $39.21       $34.96       $30.26
-----------------------------------------------------------------------------------------------------
 Income from investment operations:
  Net investment income                      0.18@        0.19@        0.35@        0.60         0.61
  Net gains or losses in securities
  (both realized and unrealized)             5.07         3.59        10.18         5.96         4.71
                                          -------      -------      -------      -------      -------
  Total from investment operations           5.25         3.78        10.53         6.56         5.32
                                          -------      -------      -------      -------      -------
 Less distributions:
  Dividends from net investment income       0.17         0.19         0.38         0.55         0.62
  Distributions from capital gains           4.67         6.56         3.15         1.76           --
                                          -------      -------      -------      -------      -------
  Total distributions                        4.84         6.75         3.53         2.31         0.62
-----------------------------------------------------------------------------------------------------
Net asset value, end of period             $43.65       $43.24       $46.21       $39.21       $34.96
-----------------------------------------------------------------------------------------------------
TOTAL RETURN(1)                             12.82%        9.09%       28.84%       19.60%       17.79%
=====================================================================================================
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)    $1,385       $1,499       $1,497       $1,591       $1,521
-----------------------------------------------------------------------------------------------------
Ratios of expenses to
average net assets                           1.26%        1.25%        1.27%        1.32%        1.43%
-----------------------------------------------------------------------------------------------------
Ratio of net income
to average net assets                        0.41%        0.44%        0.82%        1.46%        1.93%
-----------------------------------------------------------------------------------------------------
Ratio of expenses without waivers
and assumption of expenses to
average net assets                           1.26%        1.25%        1.27%        1.32%        1.45%
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
without waivers and assumption
of expenses to average net assets            0.41%        0.44%        0.82%        1.46%        1.91%
-----------------------------------------------------------------------------------------------------

(1)Total return figures do not include the effect of any front-end or deferred sales load.
@  Calculated based upon average shares outstanding.

                                                                    CLASS B                                     CLASS C
                                           ---------------------------------------------------------- ---------------------------
                                                   Year         Year        Year       Year       Year         Year   01/02/98*
                                                  ended        ended       ended      ended      ended        ended     through
PER SHARE OPERATING PERFORMANCE                10/31/99     10/31/98    10/31/97   10/31/96   10/31/95     10/31/99    10/31/98
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period             $42.92       $45.96      $39.02     $34.81     $30.12       $42.13      $41.64
-------------------------------------------------------------------------------------------------------------------------------
 Income from investment operations:
  Net investment income                           (0.04)@      (0.02)@      0.13@      0.37       0.46        (0.03)@     (0.02)@
  Net gains or losses in securities
  (both realized and unrealized)                   5.04         3.54       10.13       5.98       4.70         4.94        0.68
                                                -------      -------     -------    -------    -------      -------      ------
  Total from investment operations                 5.00         3.52       10.26       6.35       5.16         4.91        0.66
                                                -------      -------     -------    -------    -------      -------      ------
 Less distributions:
  Dividends from net investment income               --           --        0.17       0.38       0.47         0.03        0.09
  Distributions from capital gains                 4.67         6.56        3.15       1.76         --         4.67        0.08
                                                -------      -------     -------    -------    -------      -------      ------
  Total Distributions                              4.67         6.56        3.32       2.14       0.47         4.70        0.17
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                   $43.25       $42.92      $45.96     $39.02     $34.81       $42.34      $42.13
-------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(1)                                  12.29%        8.52%      28.20%     19.02%     17.21%       12.29%       1.55%
===============================================================================================================================
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------
Net assets, end of period (in millions)            $528         $542        $489       $370       $274          $10          $5
--------------------------------------------------------------------------------      ----------------       ------------------
Ratios of expenses to
average net assets                                1.76%        1.75%       1.77%      1.81%      1.93%        1.76%       1.72%#
--------------------------------------------------------------------------------      ----------------       ------------------
Ratio of net income
to average net assets                            (0.09%)      (0.06%)      0.31%      0.95%      1.38%       (0.07%)     (0.05%)#
--------------------------------------------------------------------------------      ----------------       ------------------
Ratio of expenses without waivers
and assumption of expenses to
average net assets                                1.76%        1.75%       1.77%      1.81%      1.94%        1.76%       1.72%#
--------------------------------------------------------------------------------      ----------------       ------------------
Ratio of net investment income
without waivers and assumption
of expenses to average net assets                (0.09%)      (0.06%)      0.31%      0.95%      1.37%       (0.07%)     (0.05%)#
--------------------------------------------------------------------------------      ----------------       ------------------


 *   Commencement of offering of class of shares.
 #   Short periods have been annualized.
(1) Total return figures do not include the effect of any front-end or deferred sales load.
 @   Calculated based upon average shares outstanding.

Chase Vista Core Equity Fund

                                                             CLASS A          CLASS B          CLASS C
                                                            --------         --------       ----------
                                                            08/12/99*        08/12/99*      08/13/99**
                                                             Through          Through          Through
PER SHARE OPERATING PERFORMANCE                             10/31/99         10/31/99         10/31/99
--------------------------------------------------------------------          -------          -------
Net asset value, beginning of period                         $ 10.00          $ 10.00          $ 10.12
--------------------------------------------------------------------          -------          -------
 Income from investment operations:
  Net investment income                                           --            (0.01)           (0.01)
  Net gains or losses on investments
  (both realized and unrealized)                                0.47             0.47             0.35
                                                             -------          -------          -------
  Total from investment operations                              0.47             0.46             0.34
                                                             -------          -------          -------
Net asset value, end of period                               $ 10.47          $ 10.46          $ 10.46
====================================================================          =======          =======
TOTAL RETURN(1)                                                 4.70%            4.60%            3.36%
--------------------------------------------------------------------          -------          -------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------          -------          -------
Net assets, end of period (in millions)                      $     7           $    6          $     2
--------------------------------------------------------------------           ------          -------
Ratio to average net assets:#
Expenses                                                       1.21%#           1.94%#           1.94%#
--------------------------------------------------------------------           ------          -------
Net investment income                                         (0.35%)#         (1.08%)#         (1.06%)#
--------------------------------------------------------------------           ------          -------
Expenses without waivers and reimbursements                    7.20%#           7.68%#           7.68%#
--------------------------------------------------------------------           ------          -------
Net investment income without waivers and reimbursements      (6.34%)#         (6.82%)#         (6.80%)#
--------------------------------------------------------------------           ------          -------

 *   Commencement of operations.
**   Commencement of offering class of shares.
(1) Total return figures do not include the effect of any front-end or deferred sales load.
 #   Short periods have been annualized.

FINANCIAL HIGHLIGHTS


                            Chase Vista Focus Fund

                                                    CLASS A                      CLASS B                      CLASS C
                                          ---------------------------  ---------------------------  --------------------------
                                              Year     06/30/98*           Year     06/30/98*           Year     06/30/98*
                                             ended       through          ended       through          ended       through
PER SHARE OPERATING PERFORMANCE           10/31/99      10/31/98       10/31/99      10/31/98       10/31/99      10/31/98
----------------------------------------------------------------------------------------------        ---------------------
Net asset value, beginning of period         $9.40        $10.00          $9.38        $10.00          $9.38        $10.00
----------------------------------------------------------------------------------------------        ---------------------
 Income from investment operations:
  Net investment income                       0.01@         0.01          (0.05)@          --          (0.05)@          --
  Net gains or losses in securities
  (both realized and unrealized)              0.43         (0.61)          0.44         (0.62)          0.43         (0.62)
                                            -------      --------        -------      --------        -------      --------
  Total from investment operations            0.44         (0.60)          0.39         (0.62)          0.38         (0.62)
                                            --------------------------------------------------        ---------------------
 Less distributions:
  Dividends from net investment income        0.01            --             --            --             --            --
  Distributions from capital gains              --            --             --            --             --            --
                                            -------      -------        -------      --------        -------      --------
  Total distributions                         0.01            --             --            --             --            --
----------------------------------------------------------------        ---------------------        ---------------------
Net asset value, end of period               $9.83        $9.40           $9.77         $9.38          $9.76         $9.38
----------------------------------------------------------------        ---------------------        ---------------------
TOTAL RETURN1                                 4.67%       (6.00%)          4.16%        (6.20%)         4.05%        (6.20%)
================================================================        =====================        =====================
RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------        ---------------------        ---------------------
Net assets, end of period (in millions)        $17          $18            $22           $18             $7             $4
----------------------------------------------------------------        ---------------------        ---------------------
Ratio of expenses to
average net assets                            1.25%        1.25%#         1.84%         1.85%#         1.84%         1.85%#
----------------------------------------------------------------        ---------------------        ---------------------
Ratio of net income
to average net assets                         0.07%        0.48%#        (0.51%)       (0.15%)#       (0.55%)       (0.14%)#
----------------------------------------------------------------        ---------------------        ---------------------
Ratio of expenses without waivers
and assumption of expenses to
average net assets                            1.81%        2.05%#         2.30%         2.54%#         2.29%         2.55%#
----------------------------------------------------------------        ---------------------        ---------------------
Ratio of net investment income
without waivers and assumption
of expenses to average net assets            (0.49%)      (0.32%)#       (0.97%)       (0.84%)#       (1.00%)       (0.84%)#
----------------------------------------------------------------        ---------------------        ---------------------
Portfolio turnover rate                        173%          33%           173%           33%           173%           33%
----------------------------------------------------------------        ---------------------        ---------------------


 *   Commencement of operations.
(1) Total return figures do not include the effect of any front-end or deferred sales load.
 #   Short periods have been annualized.
 @   Calculated based upon average shares outstanding.

FINANCIAL HIGHLIGHTS

Chase Vista Equity Growth Fund

                                                            CLASS A           CLASS B          CLASS C
                                                           ---------       ----------       ----------
                                                           08/12/99*       08/13/99**       08/20/99**
                                                             Through          Through          Through
PER SHARE OPERATING PERFORMANCE                             10/31/99         10/31/99         10/31/99
-------------------------------------------------------------------
Net asset value, beginning of period                          $10.00           $10.00            $9.96
--------------------------------------------------------------------          -------          -------
 Income from investment operations:
  Net investment income                                           --            (0.01)           (0.01)
  Net gains or losses on investments
  (both realized and unrealized)                                0.53             0.52             0.56
                                                             -------          --------         -------
  Total from investment operations                              0.53             0.51             0.55
                                                             -------          --------         -------
Net asset value, end of period                                $10.53           $10.51           $10.51
                                                             =======          ========         =======
TOTAL RETURN(1)                                                 5.30%            5.10%           5.52%
====================================================================          ========         =======
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------
Net assets, end of period (in millions)                           $8              $11               $1
--------------------------------------------------------------------          --------         -------
Ratio to average net assets:#
Expenses                                                        1.21%#          1.93%#          1.95%#
---------------------------------------------------------------------          --------         ------
Net investment income                                          (0.54%)#         (1.19%)#        (1.25%)#
---------------------------------------------------------------------          --------        --------
Expenses without waivers and reimbursements                     5.52%#           6.02%#           6.04%#
---------------------------------------------------------------------          --------        --------
Net investment income without waivers and reimbursements       (4.85%)#         (5.28%)#         (5.34%)#
---------------------------------------------------------------------          --------        --------

 *  Commencement of operations.
**  Commencement of offering class of shares.
(1) Total return figures do not include the effect of any front-end or deferred sales load.
 #  Short periods have been annualized.

Chase Vista Capital Growth Fund

                                                                     CLASS A
                                          ----------------------------------------------------------
                                               Year         Year         Year        Year       Year
                                              ended        ended        ended       ended      ended
PER SHARE OPERATING PERFORMANCE            10/31/99     10/31/98     10/31/97    10/31/96   10/31/95
----------------------------------------------------------------------------------------------------
Net asset value, beginning of period         $41.22       $46.76       $41.60      $35.65     $32.17
----------------------------------------------------------------------------------------------------
 Income from investment operations:
  Net investment income                       (0.20)@      (0.12)       (0.02)@      0.15       0.19
  Net gains or losses in securities
  (both realized and unrealized)               5.75        (0.52)       10.13        7.27       4.16
                                            -------      -------      -------     -------    -------
  Total from investment operations             5.55        (0.64)       10.11        7.42       4.35
 Less distributions:
  Dividends from net investment income           --           --         0.15        0.12       0.19
  Distributions from capital gains             3.92         4.90         4.80        1.35       0.68
                                            -------      -------      -------     -------    -------
  Total distributions                          3.92         4.90         4.95        1.47       0.87
----------------------------------------------------------------------------------------------------
Net asset value, end of period               $42.85       $41.22       $46.76      $41.60     $35.65
----------------------------------------------------------------------------------------------------
TOTAL RETURN(1)                              14.30%       (1.60%)      26.47%      21.48%     13.89%
====================================================================================================
RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)        $577         $728         $839        $768       $748
----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets                            1.30%        1.27%        1.31%       1.37%      1.51%
----------------------------------------------------------------------------------------------------
Ratio of net income
to average net assets                        (0.48%)      (0.24%)      (0.05%)      0.39%      0.54%
----------------------------------------------------------------------------------------------------
Ratio of expenses without waivers
and assumption of expenses to
average net assets                            1.30%        1.27%        1.31%       1.37%      1.53%
----------------------------------------------------------------------------------------------------
Ratio of net investment income
without waivers and assumption
of expenses to average net assets            (0.48%)      (0.24%)      (0.05%)      0.39%      0.52%
----------------------------------------------------------------------------------------------------

(1) Total return figures do not include the effect of any front-end or deferred sales load.
 @  Calculated based upon average shares outstanding.

FINANCIAL HIGHLIGHTS


                                                                      CLASS B
                                           --------------------------------------------------------------
                                                 Year         Year         Year         Year       Year
                                                ended        ended        ended        ended      ended
 PER SHARE OPERATING PERFORMANCE             10/31/99     10/31/98     10/31/97     10/31/96   10/31/95
-------------------------------------------------------------------------------     -------------------
 Net asset value, beginning of period         $40.38       $46.11       $41.21       $35.39     $32.03
------------------------------------------------------------------------------      -------------------
  Income from investment operations:
   Net investment income                        (0.40)@      (0.29)       (0.23)@      (0.08)      0.04
   Net gains or losses in securities
   (both realized and unrealized)                5.61        (0.54)       10.01         7.25       4.10
                                             --------     --------     --------     --------    -------
  Total from investment operations               5.21        (0.83)        9.78         7.17       4.14
                                             --------     --------     --------     --------    -------
  Less distributions:
   Dividends from net investment income            --           --         0.08           --       0.11
   Distributions from capital gains              3.92         4.90         4.80         1.35       0.67
                                             --------     --------     --------     --------    -------
   Total distributions                           3.92         4.90         4.88         1.35       0.78
------------------------------------------------------------------------------      -------------------
 Net asset value, end of period                $41.67       $40.38       $46.11       $41.21     $35.39
------------------------------------------------------------------------------      -------------------
 TOTAL RETURN(1)                               13.71%        (2.08%)      25.85%       20.88%     13.34%
=======================================================================================================
 RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------
 Net assets, end of period (in millions)         $338         $405         $422         $334       $260
-------------------------------------------------------------------------------------------------------
 Ratio of expenses to
 average net assets                             1.80%        1.77%        1.81%        1.87%      2.01%
-------------------------------------------------------------------------------------------------------
 Ratio of net income
 to average net assets                         (0.98%)      (0.74%)      (0.56%)      (0.21%)     0.02%
-------------------------------------------------------------------------------------------------------
 Ratio of expenses without waivers
 and assumption of expenses to
 average net assets                             1.80%        1.77%        1.81%        1.87%      2.02%
-------------------------------------------------------------------------------------------------------
 Ratio of net investment income
 without waivers and assumption
 of expenses to average net assets             (0.98%)      (0.74%)      (0.56%)      (0.21%)     0.01%
-------------------------------------------------------------------------------------------------------

                                                     CLASS C
                                             -----------------------
                                                 Year     01/02/98*
                                                ended       through
 PER SHARE OPERATING PERFORMANCE             10/31/99      10/31/98
------------------------------------------
 Net asset value, beginning of period         $40.03        $42.81
------------------------------------------   ----------------------
  Income from investment operations:
   Net investment income                        (0.39)@       (0.09)
   Net gains or losses in securities
   (both realized and unrealized)                5.59         (2.69)
                                             ----------------------
  Total from investment operations               5.20         (2.78)
                                             ----------------------
  Less distributions:
   Dividends from net investment income            --            --
   Distributions from capital gains              3.92            --
                                             ----------------------
   Total distributions                           3.92            --
-------------------------------------------------------------------
 Net asset value, end of period                $41.31        $40.03
-------------------------------------------------------------------
 TOTAL RETURN(1)                               13.81%        (6.49%)
===================================================================
 RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------
 Net assets, end of period (in millions)           $6           $4
-------------------------------------------------------------------
 Ratio of expenses to
 average net assets                             1.80%         1.73%#
-------------------------------------------------------------------
 Ratio of net income
 to average net assets                         (0.97%)       (0.59%)#
-------------------------------------------------------------------
 Ratio of expenses without waivers
 and assumption of expenses to
 average net assets                             1.80%         1.73%#
-------------------------------------------------------------------
 Ratio of net investment income
 without waivers and assumption
 of expenses to average net assets             (0.97%)       (0.59%)#
-------------------------------------------------------------------

 *   Commencement of offering of class of shares.
 #   Short periods have been annualized.
 @   Calculated based upon average shares outstanding.
(1) Total return figures do not include the effect of any front-end or deferred sales load.

Chase Vista Small Cap Equity Fund


                                                                       CLASS A
                                          --------------------------------------------------------------
                                                Year          Year         Year       Year     12/20/94*
                                               ended         ended        ended      ended       through
PER SHARE OPERATING PERFORMANCE             10/31/99      10/31/98     10/31/97   10/31/96      10/31/95
--------------------------------------------------------------------------------------------------------
Net asset value, beginning of period          $20.40        $23.57       $19.19     $15.07        $10.00
--------------------------------------------------------------------------------------------------------
 Income from investment operations:
  Net investment income                        (0.13)@       (0.11)       (0.05)      0.01          0.06
  Net gain or losses in securities
  (both realized and unrealized)                2.67         (2.42)        4.72       4.32          5.06
                                            --------     ---------     --------    -------     ---------
 Total from investment operations               2.54         (2.53)        4.67       4.33          5.12
 Less distributions:
  Dividends from net investment income            --            --           --       0.03          0.04
  Distributions from capital gains              0.17          0.64         0.29       0.18          0.01
                                            --------     ---------     --------    -------     ---------
  Total distributions                           0.17          0.64         0.29       0.21          0.05
--------------------------------------------------------------------------------------------------------
Net asset value, end of period                $22.77        $20.40       $23.57     $19.19        $15.07
--------------------------------------------------------------------------------------------------------
TOTAL RETURN(1)                                12.49%       (10.93%)      24.61%      29.06%       51.25%
========================================================================================================
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)          $98          $133         $174        $145          $44
--------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets                              1.40%         1.38%        1.45%       1.50%        1.51%#
--------------------------------------------------------------------------------------------------------
Ratio of net income
to average net assets                         (0.59%)       (0.43%)      (0.23%)      0.03%        0.52%#
--------------------------------------------------------------------------------------------------------
Ratio of expenses without waivers
and assumption of expenses to
average net assets                             1.40%         1.38%        1.45%       1.52%        2.67%#
--------------------------------------------------------------------------------------------------------
Ratio of net investment income
without waivers and assumption
of expenses to average net assets             (0.59%)       (0.43%)      (0.23%)      0.01%       (0.64%)#
--------------------------------------------------------------------------------------------------------
Portfolio turnover rate                          92%           74%          55%         78%          75%
--------------------------------------------------------------------------------------------------------



                                                                        CLASS B
                                          -----------------------------------------------------------------
                                                Year          Year         Year         Year     3/28/95**
                                               ended         ended        ended        ended       through
PER SHARE OPERATING PERFORMANCE             10/31/99      10/31/98     10/31/97     10/31/96      10/31/95
-----------------------------------------
Net asset value, beginning of period          $19.91        $23.19       $19.00       $15.01        $11.39
-----------------------------------------   --------     ---------     --------     --------     ---------
 Income from investment operations:
  Net investment income                        (0.28)@       (0.31)       (0.27)       (0.08)        (0.02)
  Net gain or losses in securities
  (both realized and unrealized)                2.60         (2.33)        4.75         4.25          3.67
                                            --------     ---------     --------     --------     ---------
 Total from investment operations               2.32         (2.64)        4.48         4.17          3.65
 Less distributions:
  Dividends from net investment income            --            --           --           --          0.03
  Distributions from capital gains              0.17          0.64         0.29         0.18            --
                                            --------     ---------     --------     --------     ---------
  Total distributions                           0.17          0.64         0.29         0.18          0.03
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                $22.06        $19.91       $23.19       $19.00        $15.01
----------------------------------------------------------------------------------------------------------
TOTAL RETURN(1)                                11.69%       (11.60%)      23.84%       28.04%        32.09%
==========================================================================================================
RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)          $57           $80         $100         $73            $22
----------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets                             2.12%         2.10%        2.16%        2.22%         2.24%#
----------------------------------------------------------------------------------------------------------
Ratio of net income
to average net assets                         (1.31%)       (1.15%)      (0.94%)      (0.68%)       (0.25%)#
----------------------------------------------------------------------------------------------------------
Ratio of expenses without waivers
and assumption of expenses to
average net assets                             2.12%         2.10%        2.16%        2.25%         3.23%#
----------------------------------------------------------------------------------------------------------
Ratio of net investment income
without waivers and assumption
of expenses to average net assets             (1.31%)       (1.15%)      (0.94%)      (0.71%)       (1.24%)#
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                          92%           74%          55%          78%           75%
-----------------------------------------------------------------------------------------------------------


 *   Commencement of operations.
**   Commencement of offering of class of shares.
 @   Calculated based upon average shares outstanding.
 #   Short periods have been annualized.
(1) Total return figures do not include the effect of any front-end or deferred sales load.

FINANCIAL HIGHLIGHTS

Chase Vista Small Cap Opportunities Fund


                                                          CLASS A                                  CLASS B
                                          ---------------------------------------- -------------------------------------
                                                Year         Year       5/19/97*         Year         Year     05/19/97*
                                               ended        ended        through        ended        ended       through
PER SHARE OPERATING PERFORMANCE             10/31/99     10/31/98       10/31/97     10/31/99     10/31/98      10/31/97
-------------------------------------------------------------------------------      -----------------------------------
Net asset value, beginning of period          $12.79       $13.85        $10.00        $12.67       $13.81        $10.00
-------------------------------------------------------------------------------      -----------------------------------
 Income from investment operations:
  Net investment income                        (0.15)       (0.09)        (0.04)        (0.27)       (0.17)        (0.06)
  Net gains or losses in securities
  (both realized and unrealized)                3.34        (0.97)         3.89          3.31        (0.97)         3.87
                                            --------     --------     ---------      --------     --------     ---------
  Total from investment operations              3.19        (1.06)         3.85          3.04        (1.14)         3.81
 Less distributions:
  Dividends from net investment income            --           --            --            --           --            --
  Distributions from capital gains                --           --            --            --           --            --
                                            --------     --------     ---------      --------     --------     ---------
  Total distributions                             --           --            --            --           --            --
-------------------------------------------------------------------------------      -----------------------------------
Net asset value, end of period                $15.98       $12.79        $13.85        $15.71       $12.67        $13.81
-------------------------------------------------------------------------------      -----------------------------------
TOTAL RETURN(1)                                24.94%       (7.65%)       38.50%        23.99%       (8.25%)       38.10%
========================================================================================================================
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------
Net assets, end of period (in millions)         $78           $62           $43          $66          $57           $38
-------------------------------------------------------------------------------      -----------------------------------
Ratio of expenses to
average net assets                             1.49%        1.50%         1.49%#        2.23%        2.24%         2.24%#
-------------------------------------------------------------------------------      -----------------------------------
Ratio of net income
to average net assets                         (0.95%)      (0.91%)       (1.16%)#      (1.69%)      (1.65%)       (1.93%)#
-------------------------------------------------------------------------------      -----------------------------------
Ratio of expenses without waivers
and assumption of expenses to
average net assets                             1.89%        1.83%         2.38%#        2.39%        2.33%         2.88%#
-------------------------------------------------------------------------------      -----------------------------------
Ratio of net investment income
without waivers and assumption
of expenses to average net assets             (1.35%)      (1.24%)       (2.05%)#      (1.85%)      (1.74%)       (2.57%)#
-------------------------------------------------------------------------------      --------     ----------------------
Portfolio turnover rate                          92%          68%            7%           92%          68%            7%
-------------------------------------------------------------------------------      --------     ----------------------

                                                    CLASS C
                                           -----------------------
                                                Year    01/07/98**
                                               ended       Through
PER SHARE OPERATING PERFORMANCE             10/31/99      10/31/98
------------------------------------------------------------------
Net asset value, beginning of period          $12.66        $13.17
------------------------------------------------------------------
 Income from investment operations:
  Net investment income                        (0.26)        (0.08)
  Net gains or losses in securities
  (both realized and unrealized)                3.29         (0.43)
                                            ---------------------
  Total from investment operations              3.03         (0.51)
 Less distributions:
  Dividends from net investment income            --            --
  Distributions from capital gains                --            --
                                            ----------------------
  Total distributions                             --            --
------------------------------------------------------------------
Net asset value, end of period               $15.69        $12.66
------------------------------------------------------------------
TOTAL RETURN(1)                               23.93%        (3.87%)
==================================================================
RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------
Net assets, end of period (in millions)          $6            $5
-------------------------------------------------------------------
Ratio of expenses to
average net assets                             2.23%         2.24%#
-------------------------------------------------------------------
Ratio of net income
to average net assets                         (1.69%)       (1.55%)#
-------------------------------------------------------------------
Ratio of expenses without waivers
and assumption of expenses to
average net assets                             2.39%         2.29%#
-------------------------------------------------------------------
Ratio of net investment income
without waivers and assumption
of expenses to average net assets             (1.85%)       (1.60%)#
-------------------------------------------------------------------
Portfolio turnover rate                          92%           68%
-------------------------------------------------------------------


 *   Commencement of operations.
**   Commencement of offering of class of shares.
 #   Short periods have been annualized.
(1) Total return figures do not include the effect of any front-end or deferred sales load.

Chase Vista International Equity Fund

                                                                     CLASS A
                                         ----------------------------------------------------------------
                                              Year         Year         Year         Year         Year
                                             ended        ended        ended        ended        ended
PER SHARE OPERATING PERFORMANCE           10/31/99     10/31/98     10/31/97     10/31/96     10/31/95
------------------------------------------------------------------------------------------------------
Net asset value, beginning of period        $12.08       $12.11       $12.38       $12.02       $12.31
------------------------------------------------------------------------------------------------------
 Income from investment operations:
  Net investment income                      (0.09)       (0.09)       (0.05)@       0.05         0.04
  Net gains or losses in securities
  (both realized and unrealized)              2.34         0.43         0.33         0.37        (0.19)
                                           -------      -------      -------      -------      -------
  Total from investment operations            2.25         0.34         0.28         0.42        (0.15)
 Less distributions:
  Dividends from net investment income          --         0.07         0.03         0.06           --
  Distributions from capital gains            0.56         0.30         0.52           --         0.14
                                           -------      -------      -------      -------      -------
  Total distributions                         0.56         0.37         0.55         0.06         0.14
------------------------------------------------------------------------------------------------------
Net asset value, end of period              $13.77       $12.08       $12.11       $12.38       $12.02
------------------------------------------------------------------------------------------------------
TOTAL RETURN(1)                              19.09%        2.96%        2.27%        3.53%       (1.19%)
------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------
Net assets, end of period
(000 omitted)                              $26,973      $17,969      $23,267      $24,904      $26,287
------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets                            1.99%        2.00%        2.01%        2.00%        2.01%
------------------------------------------------------------------------------------------------------
Ratio of net income to
average net assets                           (0.73%)      (0.47%)      (0.36%)      (0.03%)      (0.10%)
------------------------------------------------------------------------------------------------------
Ratio of expenses without waivers
and assumption of expenses
to average net assets                         3.53%        3.39%        2.08%        2.86%        2.86%
------------------------------------------------------------------------------------------------------
Ratio of net investment income
without waivers and assumption
of expenses to average net assets            (2.27%)      (1.86%)      (0.43%)      (0.89%)      (0.95%)
------------------------------------------------------------------------------------------------------

                                                                     CLASS B
                                         -------------------------------------------------------------
                                               Year         Year         Year         Year        Year
                                              ended        ended        ended        ended       ended
PER SHARE OPERATING PERFORMANCE            10/31/99     10/31/98     10/31/97     10/31/96    10/31/95
------------------------------------------------------------------------------------------------------
Net asset value, beginning of period         $11.92       $11.94       $12.24       $11.89      $12.23
------------------------------------------------------------------------------------------------------
 Income from investment operations:
  Net investment income                       (0.18)       (0.13)       (0.11)@       0.01       (0.02)
  Net gains or losses in securities
  (both realized and unrealized)               2.33         0.42         0.33         0.35       (0.18)
                                           --------     --------     --------     --------    --------
  Total from investment operations             2.15         0.29         0.22         0.36       (0.20)
 Less distributions:
  Dividends from net investment income           --         0.01           --           --          --
  Distributions from capital gains             0.56         0.30         0.52         0.01        0.14
                                           --------     --------     --------     --------    --------
  Total distributions                          0.56         0.31         0.52         0.01        0.14
------------------------------------------------------------------------------------------------------
Net asset value, end of period               $13.51       $11.92       $11.94       $12.24      $11.89
------------------------------------------------------------------------------------------------------
TOTAL RETURN(1)                               18.49%        2.56%        1.74%        3.03%      (1.61%)
======================================================================================================
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------
Net assets, end of period
(000 omitted)                               $6,858       $7,433       $7,989       $7,819      $6,759
------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets                            2.49%        2.50%        2.51%        2.50%       2.50%
------------------------------------------------------------------------------------------------------
Ratio of net income to
average net assets                           (1.21%)      (0.94%)      (0.88%)      (0.43%)     (0.53%)
------------------------------------------------------------------------------------------------------
Ratio of expenses without waivers
and assumption of expenses
to average net assets                         4.03%        3.90%        2.61%        3.36%       3.36%
------------------------------------------------------------------------------------------------------
Ratio of net investment income
without waivers and assumption
of expenses to average net assets            (2.75%)      (2.34%)      (0.98%)      (1.29%)     (1.39%)
------------------------------------------------------------------------------------------------------

(1) Total return figures do not include the effect of any front-end or deferred sales load.
 @   Calculated using average shares outstanding.

FINANCIAL HIGHLIGHTS



Chase Vista European Fund
                                                               CLASS A
                                         -------------------------------------------------
                                              Year         Year         Year     11/02/95*
                                             ended        ended        ended       through
PER SHARE OPERATING PERFORMANCE           10/31/99     10/31/98     10/31/97      10/31/96
------------------------------------------------------------------------------------------
Net asset value, beginning of period        $14.47       $14.10       $11.99        $10.00
------------------------------------------------------------------------------------------
 Income from investment operations:
  Net investment income                      (0.06)@       0.15         0.05          0.15
  Net gains or losses in securities
  (both realized and unrealized)              2.31         2.16         3.01          1.93
                                           -------      -------      -------     ---------
  Total from investment operations            2.25         2.31         3.06          2.08
 Less distributions:
  Dividends from net investment income        0.09         0.22         0.10          0.09
  Distributions from capital gains            0.11         1.72         0.85            --
                                           -------      -------      -------     ---------
  Total distributions                         0.20         1.94         0.95          0.09
------------------------------------------------------------------------------------------
Net asset value, end of period              $16.52       $14.47       $14.10        $11.99
------------------------------------------------------------------------------------------
TOTAL RETURN(1)                              15.60%       18.71%       28.19%        20.78%
==========================================================================================
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------
Net assets, end of period
(000 omitted)                              $47,759      $33,743      $12,965        $6,358
------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets                           1.74%        1.74%        1.75%         1.75%#
------------------------------------------------------------------------------------------
Ratio of net income to
average net assets                          (0.40%)      (0.07%)       0.32%         1.44%#
------------------------------------------------------------------------------------------
Ratio of expenses without waivers
and assumption of expenses
to average net assets                        2.06%        2.38%        2.84%         3.49%#
------------------------------------------------------------------------------------------
Ratio of net investment income
without waivers and assumption
of expenses to Average net assets           (0.72%)      (0.71%)      (0.77%)       (0.30%)#
------------------------------------------------------------------------------------------
Portfolio turnover rate                       149%         183%         170%          186%
------------------------------------------------------------------------------------------

                           Chase Vista European Fund
                                                                CLASS B                            CLASS C
                                         ----------------------------------------------------- --------------
                                              Year         Year         Year     11/03/95**     11/01/98**
                                             ended        ended        ended        through        through
PER SHARE OPERATING PERFORMANCE           10/31/99     10/31/98     10/31/97       10/31/96       10/31/99
--------------------------------------------------------------------------------------------     ---------
Net asset value, beginning of period        $14.24        $13.93       $11.93         $9.97         $14.24
--------------------------------------------------------------------------------------------     ---------
 Income from investment operations:
  Net investment income                      (0.18)@        0.08         0.04          0.07          (0.08)@
  Net gains or losses in securities
  (both realized and unrealized)              2.26          2.10         2.89          1.96           2.17
                                           -------      --------     --------     ---------      ---------
  Total from investment operations            2.08          2.18         2.93          2.03           2.09
 Less distributions:
  Dividends from net investment income        0.03          0.15         0.08          0.07           0.03
  Distributions from capital gains            0.11          1.72         0.85            --           0.11
                                           -------      --------     --------     ---------      ---------
  Total distributions                         0.14          1.87         0.93          0.07           0.14
--------------------------------------------------------------------------------------------     ---------
Net asset value, end of period              $16.18        $14.24       $13.93        $11.93         $16.19
--------------------------------------------------------------------------------------------     ---------
TOTAL RETURN(1)                              14.66%        17.89%       27.25%        20.35%         14.73%
==========================================================================================================
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------     ---------
Net assets, end of period
(000 omitted)                              $10,038       $9,457       $2,218           $190         $1,460
--------------------------------------------------------------------------------------------     ---------
Ratio of expenses to
average net assets                           2.51%         2.50%        2.51%         2.47%#         2.51%#
--------------------------------------------------------------------------------------------     ---------
Ratio of net income to
average net assets                          (1.12%)       (0.75%)      (0.30%)        0.80%#        (0.61%)#
--------------------------------------------------------------------------------------------     ---------
Ratio of expenses without waivers
and assumption of expenses
to average net assets                        2.83%         2.91%        3.58%         3.83%#         2.83%#
--------------------------------------------------------------------------------------------     ---------
Ratio of net investment income
without waivers and assumption
of expenses to Average net assets           (1.44%)       (1.16%)      (1.37%)       (0.56%)#       (0.93%)#
--------------------------------------------------------------------------------------------     ---------
Portfolio turnover rate                       149%          183%         170%          186%           149%
--------------------------------------------------------------------------------------------     ---------


 *  Commencement of operations.
**  Commencement of offering of class of shares.
 @  Calculated based on average shares outstanding.
(1) Total return figures do not include the effect of any front-end or deferred sales load.
 #  Short periods have been annualized.

FINANCIAL HIGHLIGHTS

Chase Vista Japan Fund


                                                                CLASS A
                                         ---------------------------------------------------
                                               Year          Year         Year     11/02/95*
                                              ended         ended        ended       through
PER SHARE OPERATING PERFORMANCE            10/31/99      10/31/98     10/31/97      10/31/96
--------------------------------------------------------------------------------------------
Net asset value, beginning of period          $6.41         $9.52        $9.42        $10.00
--------------------------------------------------------------------------------------------
 Income from investment operations:
  Net investment income                       (0.07)@        0.27         0.08         (0.08)
  Net gains or losses in securities
  (both realized and unrealized)               3.50         (2.91)        0.24         (0.50)
                                           --------     ---------     --------     ---------
  Total from investment operations             3.43         (2.64)        0.32         (0.58)
 Less distributions:
  Dividends from net investment income           --          0.26         0.22            --
  Distributions from capital gains               --            --           --            --
  Tax return of capital                          --          0.21           --            --
                                           --------     ---------     --------     ---------
  Total distributions                            --          0.47         0.22            --
--------------------------------------------------------------------------------------------
Net asset value, end of period                $9.84         $6.41        $9.52         $9.42
--------------------------------------------------------------------------------------------
TOTAL RETURN(1)                               53.51%       (28.98%)       3.49%        (5.80%)
============================================================================================
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------
Net assets, end of period
(000 omitted)                                $4,260       $1,770       $5,008         $4,781
--------------------------------------------------------------------------------------------
Ratios of expenses to
average net assets                            1.74%         1.76%        1.75%         1.75%#
--------------------------------------------------------------------------------------------
Ratio of net income to
average net assets                           (0.88%)       (0.56%)      (0.30%)       (0.91%)#
--------------------------------------------------------------------------------------------
Ratio of expenses without waivers
and assumption of expenses
to average net assets                         5.44%         3.79%        2.89%         3.60%#
--------------------------------------------------------------------------------------------
Ratio of net investment income
without waivers and assumption
of expenses to average net assets            (4.58%)       (2.59%)      (1.44%)       (2.76%)#
--------------------------------------------------------------------------------------------
Portfolio turnover rate                        133%          212%         217%          121%
--------------------------------------------------------------------------------------------


                                                                CLASS B
                                         ------------------------------------------------------
                                               Year          Year         Year     11/03/95**
                                              ended         ended        ended        through
PER SHARE OPERATING PERFORMANCE            10/31/99      10/31/98     10/31/97       10/31/96
---------------------------------------------------------------------------------------------
Net asset value, beginning of period          $6.32         $9.42        $9.35        $10.00
---------------------------------------------------------------------------------------------
 Income from investment operations:
  Net investment income                       (0.13)@        0.23        (0.05)        (0.02)
  Net gains or losses in securities
  (both realized and unrealized)               3.46         (2.90)        0.30         (0.63)
                                           --------     ---------     --------     ---------
  Total from investment operations             3.33         (2.67)        0.25         (0.65)
 Less distributions:
  Dividends from net investment income           --          0.22         0.18            --
  Distributions from capital gains               --            --           --            --
  Tax return of capital                          --          0.21           --            --
                                           --------     ---------     --------     ---------
  Total distributions                            --          0.43         0.18            --
---------------------------------------------------------------------------------------------
Net asset value, end of period               $9.65          $6.32        $9.42        $9.35
---------------------------------------------------------------------------------------------
TOTAL RETURN(1)                              52.69%       (29.53%)       2.72%        (6.50%)
=============================================================================================
RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------
Net assets, end of period
(000 omitted)                               $1,089          $391       $1,893            $162
---------------------------------------------------------------------------------------------
Ratios of expenses to
average net assets                            2.49%         2.51%        2.51%         2.52%#
---------------------------------------------------------------------------------------------
Ratio of net income to
average net assets                           (1.67%)       (0.97%)      (5.73%)       (0.40%)#
---------------------------------------------------------------------------------------------
Ratio of expenses without waivers
and assumption of expenses
to average net assets                         6.19%         4.52%        3.66%         4.00%#
---------------------------------------------------------------------------------------------
Ratio of net investment income
without waivers and assumption
of expenses to average net assets            (5.37%)       (2.98%)      (6.88%)       (1.88%)#
---------------------------------------------------------------------------------------------
Portfolio turnover rate                        133%          212%         217%          121%
---------------------------------------------------------------------------------------------


 *   Commencement of operations.
**   Commencement of offering of class of shares.
 @   Calculated based on average shares outstanding.
(1) Total return figures do not include the effect of any front-end or deferred sales load.
 #   Short periods have been annualized.

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

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

HOW TO REACH US

More information

You'll find more information about the Funds in the following documents:
ANNUAL AND SEMI-ANNUAL REPORTS

Our annual and semi-annual reports contain more information about each Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on each Fund's performance during the last fiscal year.
STATEMENT OF ADDITIONAL
INFORMATION (SAI)

The SAI contains more detailed information about the Funds and their policies. It's incorporated by reference into this prospectus. That means, by law, it's considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-34-VISTA or writing to:

Chase Vista Fund Service Center
P.O. Box 219392
Kansas City, MO 64121-9392

If you buy your shares through The Chase Manhattan Bank or another institution, you should contact that institution directly for more information. You can also find information on-line at www.chasevista.com on the internet.

You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Funds, including the SAI. They'll charge you a copying fee for this service. You can also visit the Public Reference Section and copy the documents while you're there.

Public Reference Section of the SEC
Washington, DC 20549-0102.
1-202-942-8090
E-mail: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Funds is also available on the SEC's website at http://www.sec.gov.

The Fund's Investment Company Act File No. is 811-5151